UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-15

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	JUNE 30, 2015

Emerging Markets Debt Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 11 months from the fund’s inception July 29, 2014 to June 30, 2015. It provides investment performance and portfolio information for the reporting period.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed, after crude oil prices plunged over 40% amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Greece, Russia/Ukraine, China, and the Middle East.

For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 17.36%, 6.78%, and 1.69%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -3.71%, -8.18%, and -12.57%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns. Corporate emerging market debt was a notable exception to the broader divergence, rebounding to post a 2.19% return (according to the JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index) for the full reporting period after struggling in the last half of 2014.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2015
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class	AEDVX	1.72%	7/29/14
JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index	—	2.19%	—
Institutional Class	AEDJX	1.91%	7/29/14
A Class	AEDQX		7/29/14
No sales charge*		1.45%
With sales charge*		-3.11%
C Class	AEDHX		7/29/14
No sales charge*		0.74%
With sales charge*		-0.25%
R Class	AEDWX	1.18%	7/29/14
R6 Class	AEXDX	1.96%	7/29/14

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 29, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2015
Investor Class — $10,172

JPMorgan CEMBI Broad Diversified Index — $10,219

*From July 29, 2014, the Investor Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.97%	0.77%	1.22%	1.97%	1.47%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Margé Karner, Kevin Akioka, John Lovito, and Brian Howell

Phil Yuhn joined the portfolio management team shortly after the end of the reporting period, in
July 2015.

Performance Summary

From its inception on July 29, 2014 through June 30, 2015, Emerging Markets Debt returned 1.72%,* compared with the 2.19% return of its benchmark, the JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index. Portfolio returns reflect operating expenses, while index returns do not.

Market Review

Emerging markets corporate bonds posted positive returns for the reporting period. The main drivers of performance during the period were commodity price fluctuations, geopolitical tensions, a heavy elections calendar in many developing countries, and interest rate policy expectations for the U.S. Federal Reserve (the Fed). From a commodity perspective, a sharp decline in the price of oil during the latter part of 2014—driven by increased energy production in the U.S. and slowing global energy demand—put downward pressure on emerging markets bonds. However, as energy prices stabilized and gradually recovered in the first half of 2015, emerging markets bonds rebounded, more than offsetting the negative performance from the first half of the period.

The economic environment was challenging as many of the largest emerging economies experienced slower growth during the reporting period. Although China remained one of the fastest-growing economies in the world, its growth rate slowed, particularly in the first half of 2015. Two other large emerging economies, Brazil and Russia, experienced a recessionary trend during the reporting period, along with a high level of political uncertainty.

Emerging markets bonds were also buffeted by geopolitical conflicts in Ukraine and the Middle East, resurfacing sovereign debt problems in Greece, and elections in countries such as Indonesia, Brazil, and Turkey. In addition, expectations of an interest rate increase by the Fed sometime in 2015 contributed to increased volatility as investors struggled to assess the timing and pace of the Fed’s actions and the potential impact on emerging markets bonds.

Portfolio Positioning

At inception, the portfolio was positioned defensively, with an emphasis on higher-quality corporate securities in stable emerging countries and an overweight in cash. We established this cautious positioning in anticipation of increasing risks that, in our view, were not reflected in market pricing. We maintained this positioning through the end of 2014, and it aided performance as emerging markets bonds experienced price declines during the latter part of 2014.

The sell-off in emerging markets bonds created pockets of value, and we took advantage of these opportunities to reduce some of the portfolio’s underweight positions and increase its exposure to select countries and securities that had significantly underperformed.

On average, the portfolio was underweight lower-quality securities and overweight in higher-quality bonds during the period, and this positioning was generally positive for overall performance.

*	All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Shorter Duration Detracted

The portfolio’s duration positioning was the main factor behind the fund’s underperformance of its benchmark for the reporting period. The portfolio’s duration (a measure of the portfolio’s price sensitivity to interest rate changes) was shorter than that of the benchmark throughout the reporting period, which detracted overall from relative results. By the end of the reporting period, we had shifted the portfolio’s duration back to a relatively neutral position compared with the benchmark.

Sector Allocation and Country Positioning Added Value

The portfolio’s sector allocation and country weightings contributed positively to performance during the period. Underweight positions in commodity-oriented sectors, especially energy and metals and mining, aided relative results. In the energy sector, we focused on securities issued by low-cost producers with limited leverage that would still be profitable in an environment of lower energy prices. On the downside, an underweight position in the financials sector detracted from performance versus the benchmark as this sector outperformed.

From a country perspective, an underweight position in Ukraine added value during the period. Russia, the portfolio’s second-largest country weighting, began the period as an underweight, but moved to an overweight position by the end of the period. The net overweight in Russia had a positive impact on overall results. Overweight positions in Indonesia and Colombia detracted from relative performance. As of the end of the period, the portfolio was overweight in Latin America, with a focus on Mexican companies that had recently underperformed, and underweight in the Asia/Pacific region (with the exception of China) because of unattractive valuations.

Positioning for the Future

We believe commodity prices and Fed interest rate policy are likely to have the biggest impact on emerging markets corporate bond performance in the coming months. The Fed is expected to start raising its short-term interest rate target by year-end, which could have implications for emerging markets countries with substantial budget deficits and/or near-term financing needs. On the commodity front, we do not expect a near-term reversal of the negative trend in commodity prices due to a sluggish outlook for global growth and the continued transition to a more consumption-driven economic model in China.

We have reduced the portfolio’s overall risk profile in the recent months, maintaining a focus on more defensive sectors and countries, as well as select high-yield corporate securities where we see attractive relative values. We expect higher market volatility in the near term, and we will look for opportunities to take advantage of market fluctuations in countries and companies where we are comfortable with the economic and credit-specific fundamentals, and where valuations adequately reflect the risks as we see them.

6

Fund Characteristics

JUNE 30, 2015
Portfolio at a Glance
Average Duration (effective)	4.6 years
Weighted Average Life	5.4 years

Bond Holdings by Country	% of net assets
China	9.9%
Russia	5.9%
Mexico	5.4%
Brazil	5.1%
India	4.7%
Hong Kong	4.7%
Chile	4.5%
Colombia	4.4%
South Africa	3.8%
Thailand	3.6%
Other Countries	35.3%
Cash and Equivalents(1)	12.7%
(1) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Corporate Bonds	86.0%
U.S. Treasury Securities	1.3%
Temporary Cash Investments	11.7%
Other Assets and Liabilities	1.0%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1)1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,029.90	$4.83	0.96%
Institutional Class	$1,000	$1,030.90	$3.83	0.76%
A Class	$1,000	$1,028.70	$6.09	1.21%
C Class	$1,000	$1,024.90	$9.84	1.96%
R Class	$1,000	$1,027.40	$7.34	1.46%
R6 Class	$1,000	$1,031.20	$3.58	0.71%
Hypothetical
Investor Class	$1,000	$1,020.03	$4.81	0.96%
Institutional Class	$1,000	$1,021.03	$3.81	0.76%
A Class	$1,000	$1,018.79	$6.06	1.21%
C Class	$1,000	$1,015.08	$9.79	1.96%
R Class	$1,000	$1,017.56	$7.30	1.46%
R6 Class	$1,000	$1,021.27	$3.56	0.71%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2015

	Principal Amount	Value
CORPORATE BONDS — 86.0%
Brazil — 5.1%
Banco ABC Brasil SA, 7.875%, 4/8/20	$200,000	$208,250
BRF SA, 3.95%, 5/22/23	200,000	190,625
ESAL GmbH, 6.25%, 2/5/23	200,000	197,500
Itau Unibanco Holding SA, 6.20%, 12/21/21	200,000	212,350
Petrobras Global Finance BV, 7.875%, 3/15/19	100,000	106,443
Petrobras Global Finance Co., 4.875%, 3/17/20	400,000	381,336
Vale Overseas Ltd., 6.875%, 11/21/36	100,000	96,944
		1,393,448
Chile — 4.5%
Banco del Estado de Chile, 4.125%, 10/7/20	200,000	212,189
Banco Santander Chile, 3.875%, 9/20/22	200,000	202,562
Cencosud SA, 5.50%, 1/20/21	150,000	157,832
Corpbanca SA, 3.875%, 9/22/19(1)	250,000	254,189
Telefonica Chile SA, 3.875%, 10/12/22	200,000	196,442
VTR Finance BV, 6.875%, 1/15/24	200,000	204,870
		1,228,084
China — 9.9%
Agile Property Holdings Ltd., 8.875%, 4/28/17	200,000	202,700
China Overseas Finance Cayman V Ltd., 3.95%, 11/15/22	200,000	195,137
CITIC Ltd., 6.80%, 1/17/23	200,000	232,112
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	300,000	284,329
Country Garden Holdings Co. Ltd., 7.50%, 3/9/20	200,000	207,201
CRCC Yuxiang Ltd., 3.50%, 5/16/23	200,000	194,875
ENN Energy Holdings Ltd., 6.00%, 5/13/21	200,000	221,268
KWG Property Holding Ltd., 8.98%, 1/14/19	400,000	410,904
MIE Holdings Corp., 7.50%, 4/25/19	200,000	153,000
Shimao Property Holdings Ltd., 8.125%, 1/22/21	200,000	209,750
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20(1)	200,000	197,924
Tencent Holdings Ltd., 3.80%, 2/11/25(1)	200,000	194,107
		2,703,307
Colombia — 4.4%
Banco Davivienda SA, 5.875%, 7/9/22	200,000	203,250
Ecopetrol SA, 5.875%, 9/18/23	200,000	210,500
Empresa de Energia de Bogota SA ESP, 6.125%, 11/10/21	200,000	212,000
GrupoSura Finance SA, 5.70%, 5/18/21	200,000	213,940
Millicom International Cellular SA, 6.625%, 10/15/21	200,000	205,500
Pacific Rubiales Energy Corp., 5.375%, 1/26/19	100,000	82,400
Pacific Rubiales Energy Corp., 7.25%, 12/12/21	100,000	82,500
		1,210,090
Guatemala — 0.8%
Comcel Trust, 6.875%, 2/6/24	200,000	211,000
Hong Kong — 4.7%
Bank of East Asia Ltd. (The), MTN, VRN, 4.25%, 11/20/19	200,000	200,959
China CITIC Bank International Ltd., MTN, 6.875%, 6/24/20	200,000	223,963
Hutchison Whampoa International 09 Ltd., 7.625%, 4/9/19	100,000	118,218

10

	Principal Amount	Value
Hutchison Whampoa International 12 Ltd., VRN, 6.00%, 5/7/17	$100,000	$106,404
LS Finance 2017 Ltd., 5.25%, 1/26/17	200,000	209,327
PCCW Capital No 4 Ltd., 5.75%, 4/17/22	200,000	215,355
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22	200,000	212,796
		1,287,022
Hungary — 0.8%
MOL Group Finance SA, 6.25%, 9/26/19	200,000	218,500
India — 4.7%
Axis Bank Ltd. (Dubai), MTN, 5.125%, 9/5/17	200,000	211,563
Bharti Airtel International (Netherlands) BV, 5.125%, 3/11/23	200,000	209,800
ICICI Bank Ltd., 5.75%, 11/16/20	200,000	221,852
Indian Oil Corp. Ltd., 5.625%, 8/2/21	200,000	219,222
Reliance Industries Ltd., 4.125%, 1/28/25	250,000	244,001
Vedanta Resources plc, 6.00%, 1/31/19	200,000	194,500
		1,300,938
Indonesia — 2.9%
Indosat Palapa Co. BV, 7.375%, 7/29/20	200,000	207,750
Listrindo Capital BV, 6.95%, 2/21/19	200,000	209,500
Star Energy Geothermal Wayang Windu Ltd., 6.125%, 3/27/20	200,000	192,000
TBG Global Pte. Ltd., 4.625%, 4/3/18	200,000	199,614
		808,864
Israel — 3.4%
Altice Financing SA, 6.50%, 1/15/22	200,000	200,500
B Communications Ltd., 7.375%, 2/15/21(1)	100,000	107,062
Israel Electric Corp. Ltd., 5.625%, 6/21/18	200,000	213,624
Israel Electric Corp. Ltd., 5.00%, 11/12/24(1)	400,000	407,532
		928,718
Jamaica — 0.9%
Digicel Group Ltd., 8.25%, 9/30/20	250,000	251,250
Kazakhstan — 1.5%
Halyk Savings Bank of Kazakhstan JSC, 7.25%, 1/28/21	200,000	208,062
Halyk Savings Bank of Kazakhstan JSC, 7.25%, 5/3/17	200,000	207,250
		415,312
Kuwait — 1.1%
Kuwait Projects Co., 4.80%, 2/5/19	300,000	315,402
Macau — 0.7%
MCE Finance Ltd., 5.00%, 2/15/21(1)	200,000	191,000
Malaysia — 0.7%
Malayan Banking Bhd, MTN, VRN, 3.25%, 9/20/17	200,000	202,053
Mexico — 5.4%
America Movil SAB de CV, 6.375%, 3/1/35	100,000	117,070
BBVA Bancomer SA, 6.75%, 9/30/22	150,000	165,562
BBVA Bancomer SA, 4.375%, 4/10/24	150,000	152,175
Cemex SAB de CV, 7.25%, 1/15/21	200,000	211,540
Mexichem SAB de CV, 5.875%, 9/17/44	200,000	184,750
Sixsigma Networks Mexico SA de CV, 8.25%, 11/7/21	200,000	207,240
Southern Copper Corp., 7.50%, 7/27/35	200,000	224,988
Tenedora Nemak SA de CV, 5.50%, 2/28/23	200,000	206,250
		1,469,575
Morocco — 1.5%
OCP SA, 4.50%, 10/22/25	200,000	191,250

11

	Principal Amount	Value
OCP SA, 5.625%, 4/25/24	$200,000	$209,250
		400,500
Netherlands — 0.6%
Helios Towers Finance Netherlands BV, 8.375%, 7/15/19	200,000	172,167
Nigeria — 0.7%
GTB Finance BV, 6.00%, 11/8/18	200,000	191,917
Peru — 3.1%
Banco de Credito del Peru, VRN, 6.875%, 9/16/21	200,000	224,000
Banco Internacional del Peru SAA Interbank, VRN, 6.625%, 3/19/24	100,000	106,950
BBVA Banco Continental SA, 5.00%, 8/26/22	200,000	208,140
BBVA Banco Continental SA, VRN, 5.25%, 9/22/24	100,000	101,875
InRetail Consumer, 5.25%, 10/10/21	100,000	103,375
Intercorp Peru Ltd., 5.875%, 2/12/25	100,000	100,590
		844,930
Philippines — 2.3%
Alliance Global Group Inc/Cayman, 6.50%, 8/18/17	100,000	106,663
BDO Unibank, Inc., 3.875%, 4/22/16	200,000	202,121
FPT Finance Ltd., 6.375%, 9/28/20	100,000	110,149
SM Investments Corp., 4.875%, 6/10/24	200,000	200,893
		619,826
Poland — 0.8%
Powszechna Kasa Oszczednosci Bank Polski SA, 4.63%, 9/26/22	200,000	208,000
Qatar — 1.7%
Nakilat, Inc., 6.27%, 12/31/33	225,433	262,348
Ooredoo International Finance Ltd., 3.25%, 2/21/23	200,000	193,790
		456,138
Republic of Korea — 2.2%
Korea Exchange Bank, 2.00%, 4/2/18	200,000	199,585
Korea Gas Corp., 2.875%, 7/29/18	200,000	205,972
Korea National Oil Corp., 2.75%, 1/23/19	200,000	202,909
		608,466
Russia — 5.9%
ALROSA Finance SA, 7.75%, 11/3/20	200,000	209,000
Gazprom Neft OAO Via GPN Capital SA, 4.375%, 9/19/22	200,000	170,534
Gazprom OAO Via Gaz Capital SA, 9.25%, 4/23/19	100,000	111,404
Gazprom OAO Via Gaz Capital SA, 6.21%, 11/22/16	200,000	208,250
Gazprom OAO Via Gaz Capital SA, MTN, 8.15%, 4/11/18	100,000	107,241
Lukoil International Finance BV, 3.42%, 4/24/18	250,000	239,750
Mobile Telesystems OJSC Via MTS International Funding Ltd., 8.625%, 6/22/20	100,000	108,050
Rosneft Finance SA, 7.25%, 2/2/20	100,000	101,875
Sberbank of Russia Via SB Capital SA, VRN, 5.50%, 2/26/19	200,000	166,500
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21	200,000	201,421
		1,624,025
Singapore — 2.6%
DBS Bank Ltd., VRN, 3.625%, 9/21/17	300,000	309,927
Oversea-Chinese Banking Corp. Ltd., MTN, VRN, 4.00%, 10/15/19	200,000	204,890
United Overseas Bank Ltd., MTN, VRN, 3.75%, 9/19/19	200,000	204,465
		719,282

12

	Principal Amount/Shares	Value
South Africa — 3.8%
AngloGold Ashanti Holdings plc, 8.50%, 7/30/20	$200,000	$220,750
FirstRand Bank Ltd., MTN, 4.25%, 4/30/20	200,000	202,364
Gold Fields Orogen Holdings BVI Ltd., 4.875%, 10/7/20	200,000	181,500
Myriad International Holdings BV, 6.00%, 7/18/20	200,000	218,850
Sappi Papier Holding GmbH, 6.625%, 4/15/21	200,000	208,500
		1,031,964
Thailand — 3.6%
Bangkok Bank PCL, 3.875%, 9/27/22	200,000	203,830
PTT PCL, 3.375%, 10/25/22	200,000	195,805
PTT PCL, 4.50%, 10/25/42	200,000	178,973
Siam Commercial Bank PCL, MTN, 3.50%, 4/7/19	200,000	205,732
Thai Oil PCL, 3.625%, 1/23/23	200,000	197,250
		981,590
Trinidad and Tobago — 0.8%
Columbus International, Inc., 7.375%, 3/30/21	200,000	215,750
Turkey — 2.2%
Akbank TAS, 4.00%, 1/24/20(1)	200,000	195,308
Finansbank AS, 6.25%, 4/30/19	200,000	201,180
Turkiye Is Bankasi, 6.00%, 10/24/22	200,000	199,205
		595,693
United Arab Emirates — 2.7%
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23	200,000	198,974
DP World Ltd., MTN, 6.85%, 7/2/37	200,000	217,850
DP World Sukuk Ltd., 6.25%, 7/2/17	100,000	107,720
Emaar Sukuk Ltd., 6.40%, 7/18/19	200,000	225,524
		750,068
TOTAL CORPORATE BONDS (Cost $23,696,059)		23,554,879
U.S. TREASURY SECURITIES — 1.3%
U.S. Treasury Bills, 0.08%, 11/12/15(2)(3)	50,000	49,994
U.S. Treasury Notes, 2.125%, 5/15/25	300,000	294,094
TOTAL U.S. TREASURY SECURITIES (Cost $344,916)		344,088
TEMPORARY CASH INVESTMENTS — 11.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $564,075), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $552,821)		552,819
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 8/15/24, valued at $2,258,412), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $2,212,001)		2,212,000
SSgA U.S. Government Money Market Fund, Class N	431,530	431,530
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,196,349)		3,196,349
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $27,237,324)		27,095,316
OTHER ASSETS AND LIABILITIES — 1.0%		278,481
TOTAL NET ASSETS — 100.0%		$27,373,797

13

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
2	U.S. Treasury Long Bonds	September 2015	$301,688	$(7,161)

NOTES TO SCHEDULE OF INVESTMENTS
JSC	-	Joint Stock Company
MTN	-	Medium Term Note
OJSC	-	Open Joint Stock Company
PJSC	-	Public Joint Stock Company
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $1,547,122, which represented 5.7% of total net assets.

(2)	The rate indicated is the yield to maturity at purchase.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $7,999.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $27,237,324)	$27,095,316
Cash	125,639
Receivable for investments sold	220,391
Receivable for capital shares sold	300
Interest receivable	362,181
27,803,827

Liabilities
Payable for investments purchased	408,460
Payable for capital shares redeemed	72
Payable for variation margin on futures contracts	125
Accrued management fees	18,747
Distribution and service fees payable	2,626
430,030

Net Assets	$27,373,797

Net Assets Consist of:
Capital paid in	$27,698,219
Undistributed net investment income	750
Accumulated net realized loss	(176,003)
Net unrealized depreciation	(149,169)
$27,373,797

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$3,312,198	335,386	$9.88
Institutional Class	$6,671,446	675,591	$9.87
A Class	$6,660,180	674,872	$9.87*
C Class	$1,018,834	103,429	$9.85
R Class	$1,012,063	102,613	$9.86
R6 Class	$8,699,076	880,617	$9.88
*Maximum offering price $10.34 (net asset value divided by 0.955).

See Notes to Financial Statements.

15

Statement of Operations

FOR THE PERIOD ENDED JUNE 30, 2015(1)
Investment Income (Loss)
Income:
Interest	$992,615

Expenses:
Management fees	205,520
Distribution and service fees:
A Class	15,139
C Class	9,254
R Class	4,609
Trustees' fees and expenses	1,139
Other expenses	33
235,694

Net investment income (loss)	756,921

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(188,935)
Futures contract transactions	12,932
(176,003)

Change in net unrealized appreciation (depreciation) on:
Investments	(142,008)
Futures contracts	(7,161)
(149,169)

Net realized and unrealized gain (loss)	(325,172)

Net Increase (Decrease) in Net Assets Resulting from Operations	$431,749

(1)	July 29, 2014 (fund inception) through June 30, 2015.

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

PERIOD ENDED JUNE 30, 2015(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$756,921
Net realized gain (loss)	(176,003)
Change in net unrealized appreciation (depreciation)	(149,169)
Net increase (decrease) in net assets resulting from operations	431,749

Distributions to Shareholders
From net investment income:
Investor Class	(160,059)
Institutional Class	(204,283)
A Class	(181,010)
C Class	(22,588)
R Class	(25,873)
R6 Class	(170,103)
Decrease in net assets from distributions	(763,916)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	27,705,964

Net increase (decrease) in net assets	27,373,797

Net Assets
End of period	$27,373,797

Undistributed net investment income	$750

(1)	July 29, 2014 (fund inception) through June 30, 2015.

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Emerging Markets Debt Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced sale on July 29, 2014, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

19

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 69% of the shares of the fund. Various funds issued by American Century Investment Trust and American Century Strategic Asset Allocations, Inc. own, in aggregate, 29% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 0.96% for the Investor Class, A Class, C Class and R Class, 0.76% for the Institutional Class and 0.71% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period July 29, 2014 (fund inception) through June 30, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period July 29, 2014 (fund inception) through June 30, 2015 totaled $33,957,651, of which $294,914 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period July 29, 2014 (fund inception) through June 30, 2015 totaled $9,727,843, none of which were U.S. Treasury and Government Agency obligations.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Period ended June 30, 2015(1)
	Shares	Amount
Investor Class
Sold	833,039	$8,320,778
Issued in reinvestment of distributions	16,132	160,044
Redeemed	(513,785)	(5,084,279)
	335,386	3,396,543
Institutional Class
Sold	730,000	7,300,000
Issued in reinvestment of distributions	20,591	204,283
Redeemed	(75,000)	(750,000)
	675,591	6,754,283
A Class
Sold	732,269	7,322,515
Issued in reinvestment of distributions	18,264	181,010
Redeemed	(75,661)	(756,585)
	674,872	6,746,940
C Class
Sold	101,157	1,011,257
Issued in reinvestment of distributions	2,286	22,588
Redeemed	(14)	(141)
	103,429	1,033,704
R Class
Sold	100,000	1,000,000
Issued in reinvestment of distributions	2,613	25,873
	102,613	1,025,873
R6 Class
Sold	925,434	9,190,982
Issued in reinvestment of distributions	17,149	170,103
Redeemed	(61,966)	(612,464)
	880,617	8,748,621
Net increase (decrease)	2,772,508	$27,705,964

(1) July 29, 2014 (fund inception) through June 30, 2015.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

21

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$23,554,879	—
U.S. Treasury Securities	—	344,088	—
Temporary Cash Investments	$431,530	2,764,819	—
	$431,530	$26,663,786	—

Liabilities
Other Financial Instruments
Futures Contracts	$(7,161)	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 8 contracts.

The value of interest rate risk derivative instruments as of June 30, 2015, is disclosed on the Statement of Assets and Liabilities as a liability of $125 in payable for variation margin on futures contracts.* For the period July 29, 2014 (fund inception) through June 30, 2015, the effect of interest rate risk derivative instruments on the Statement of Operations was $12,932 in net realized gain (loss) on futures contract transactions and $(7,161) in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

22

9. Federal Tax Information

The tax character of distributions paid during the period July 29, 2014 (fund inception) through June 30, 2015 was as follows:

Distributions Paid From
Ordinary income	$763,916
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$27,237,324
Gross tax appreciation of investments	$195,987
Gross tax depreciation of investments	(337,995)
Net tax appreciation (depreciation) of investments	(142,008)
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$(142,008)
Undistributed ordinary income	$750
Accumulated short-term capital losses	$(183,164)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

23

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(3)	$10.00	0.28	(0.11)	0.17	(0.29)	$9.88	1.72%	0.97%(4)	3.18%(4)	46%	$3,312
Institutional Class
2015(3)	$10.00	0.31	(0.13)	0.18	(0.31)	$9.87	1.91%	0.77%(4)	3.38%(4)	46%	$6,671
A Class
2015(3)	$10.00	0.27	(0.13)	0.14	(0.27)	$9.87	1.45%	1.22%(4)	2.93%(4)	46%	$6,660
C Class
2015(3)	$10.00	0.20	(0.13)	0.07	(0.22)	$9.85	0.74%	1.97%(4)	2.18%(4)	46%	$1,019
R Class
2015(3)	$10.00	0.24	(0.12)	0.12	(0.26)	$9.86	1.18%	1.47%(4)	2.68%(4)	46%	$1,012
R6 Class
2015(3)	$10.00	0.32	(0.13)	0.19	(0.31)	$9.88	1.96%	0.72%(4)	3.43%(4)	46%	$8,699

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 29, 2014 (fund inception) through June 30, 2015.

(4)	Annualized.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century International Bond Funds and Shareholders of the Emerging Markets Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Debt Fund (one of the three funds comprising the American Century International Bond Funds, hereafter referred to as the “Fund”) at June 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period July 29, 2014 (commencement of operations) through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

25

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; trustee, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

29

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund has less than one year of performance history. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational

30

efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They

31

observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

32

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

34

Notes

35

Notes

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86513 1508

ANNUAL REPORT	JUNE 30, 2015

Global Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed, after crude oil prices plunged over 40% amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Greece, Russia/Ukraine, China, and the Middle East.

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 19.74%, 7.42%, and 1.86%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -4.22%, -5.12%, and -13.19%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of June 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AGBVX	2.18%	2.83%	1/31/12
Barclays Global Aggregate Bond Index (USD, hedged)	—	2.96%	3.38%	—
Institutional Class	AGBNX	2.28%	3.02%	1/31/12
A Class	AGBAX			1/31/12
No sales charge*		1.93%	2.58%
With sales charge*		-2.69%	1.21%
C Class	AGBTX	1.26%	1.84%	1/31/12
R Class	AGBRX	1.67%	2.32%	1/31/12
R6 Class	AGBDX	2.34%	3.35%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made January 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2015
Investor Class — $11,001

Barclays Global Aggregate Bond Index (USD, hedged) — $11,203

*From January 31, 2012, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.96%	0.76%	1.21%	1.96%	1.46%	0.71%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester, Edward Boyle, Robert Gahagan, and David MacEwen

Performance Summary

Global Bond returned 2.18%* for the fiscal year ended June 30, 2015, compared with the 2.96% return of the fund’s benchmark, the Barclays Global Aggregate Bond Index (USD, hedged). Portfolio returns reflect operating expenses, while index returns do not.

Market Review

Global bonds (hedged to remove the effects of currency fluctuations) posted positive returns for the one-year period. One factor influencing global bond market performance was a continued divergence in economic conditions and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained among the strongest in the developed world, leading the U.S. Federal Reserve (the Fed) to end its quantitative easing program in late 2014 and signal its intention to raise short-term interest rates in 2015. In contrast, Europe faced slowing growth and the threat of deflation, Japan slipped into recession, and many emerging economies experienced a continued deceleration in growth. As a result, central banks around the world responded with aggressive stimulus actions, including quantitative easing efforts from the Bank of Japan and the European Central Bank.

In this environment, bond yields fell around the globe. European bond markets delivered the best returns as their yields fell the most, led by the U.K. and peripheral markets such as Italy and Spain. Yields tumbled in most Asia/Pacific bond markets as well, with the exception of Japan, where yield movements were more muted. U.S. yields were mixed, as short-term bond yields rose slightly, while longer-term bond yields declined.

A meaningfully stronger U.S. dollar significantly reduced non-U.S. bond returns for unhedged U.S. investors. For the 12-month period, the dollar appreciated by 23% against the euro, 22% versus the Australian dollar, 21% against the Japanese yen, 17% versus the Canadian dollar, and 9% against the British pound.

Duration and Sector Positioning Detracted

The fund’s duration positioning contributed to the fund’s underperformance of its benchmark during the one-year period. The fund’s duration (a measure of interest-rate sensitivity) was shorter than that of the benchmark throughout the reporting period, primarily in the U.S. bond market. This positioning detracted from relative results as the shorter duration limited the positive impact of declining bond yields on fund performance. By the end of the reporting period, however, we had shifted back to a relatively neutral duration compared with the benchmark.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Sector allocation was mixed but slightly negative for performance. The fund’s corporate bond holdings detracted from relative results, especially an overweight position in U.S. high-yield corporate securities and lower-rated corporate bonds issued by European financial companies. On the positive side, an overweight position in the securitized sector—which included residential and commercial mortgage-backed securities, as well as asset-backed bonds—aided performance as this sector outperformed during the period.

Country Allocation Mixed

Country allocation within the portfolio produced mixed results for the reporting period. Overweight positions in peripheral European bond markets such as Italy and Spain contributed positively to performance, as did an overweight position in Norwegian bonds. However, an underweight position in the U.K. detracted from performance as the U.K. was one of the best-performing bond markets on a global basis. In addition, an overweight position in the U.S. bond market weighed on relative results as U.S. bonds underperformed.

Currency Positioning Added Value

The portfolio generally hedges its foreign currency exposure, and this proved valuable over the past year as a stronger U.S. dollar significantly reduced returns on non-U.S. bonds for unhedged investors. However, we take modest tactical currency positions in an effort to enhance performance, and these currency positions boosted fund results during the reporting period. In particular, an overweight position in the U.S. dollar throughout the reporting period added value. Underweight positions in the euro and Japanese yen also contributed favorably to relative performance.

Positioning for the Future

We expect global economic conditions to improve during the second half of the year. The U.S. is likely to remain one of the stronger economies in the world, but growth also appears to be firming in Europe and selected countries in the Asia/Pacific region thanks to accommodative central bank policies. This environment will most likely result in a short-term interest rate increase by the Fed before year-end.

In recent months, we have been reducing the fund’s overall risk profile and sharpening its focus on areas such as U.S. high-yield bonds, European financial securities, and peripheral European bond markets. In addition, the fund’s currency overlay remains overweight the U.S. dollar given the likelihood of an impending Fed rate hike. We expect to see greater volatility in the global fixed-income and currency markets in the coming months, and will seek to take advantage of opportunities resulting from these market fluctuations.

Fund Characteristics

JUNE 30, 2015
Portfolio at a Glance
Average Duration (effective)	6.3 years
Weighted Average Life	8.3 years

Bond Holdings by Country	% of net assets
United States	49.4%
Japan	11.5%
United Kingdom	6.2%
Germany(1)	4.3%
France(1)	4.0%
Italy(1)	3.8%
Spain(1)	3.3%
Netherlands(1)	3.0%
Canada	2.7%
Supranational	1.9%
Other Countries	9.5%
Cash and Equivalents(2)	0.4%
(1) These countries are members of the eurozone.
(2) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	37.0%
Corporate Bonds	27.8%
U.S. Treasury Securities	11.8%
U.S. Government Agency Mortgage-Backed Securities	11.2%
Collateralized Mortgage Obligations	5.5%
Commercial Mortgage-Backed Securities	4.5%
Asset-Backed Securities	1.4%
Municipal Securities	0.4%
Temporary Cash Investments	3.5%
Other Assets and Liabilities	(3.1)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1)1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$990.80	$4.69	0.95%
Institutional Class	$1,000	$991.80	$3.70	0.75%
A Class	$1,000	$989.80	$5.92	1.20%
C Class	$1,000	$986.70	$9.61	1.95%
R Class	$1,000	$988.80	$7.15	1.45%
R6 Class	$1,000	$991.80	$3.46	0.70%
Hypothetical
Investor Class	$1,000	$1,020.08	$4.76	0.95%
Institutional Class	$1,000	$1,021.08	$3.76	0.75%
A Class	$1,000	$1,018.84	$6.01	1.20%
C Class	$1,000	$1,015.13	$9.74	1.95%
R Class	$1,000	$1,017.60	$7.25	1.45%
R6 Class	$1,000	$1,021.32	$3.51	0.70%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

JUNE 30, 2015

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 37.0%
Australia — 1.2%
Australia Government Bond, 4.50%, 4/15/20	AUD	2,535,000	$2,150,725
Australia Government Bond, 2.75%, 4/21/24	AUD	8,680,000	6,607,348
New South Wales Treasury Corp., 4.00%, 2/20/17	AUD	4,485,000	3,568,207
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	145,000	118,137
			12,444,417
Austria — 0.7%
Austria Government Bond, 4.35%, 3/15/19(1)	EUR	2,325,000	3,003,594
Austria Government Bond, 3.90%, 7/15/20(1)	EUR	1,240,000	1,632,366
Austria Government Bond, 1.65%, 10/21/24(1)	EUR	1,550,000	1,824,460
Austria Government Bond, 4.15%, 3/15/37(1)	EUR	620,000	1,000,411
			7,460,831
Belgium — 1.7%
Belgium Government Bond, 4.25%, 9/28/22	EUR	4,650,000	6,473,634
Belgium Government Bond, 2.25%, 6/22/23	EUR	5,030,000	6,195,976
Belgium Government Bond, 5.00%, 3/28/35(1)	EUR	2,015,000	3,408,393
Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	620,000	1,002,100
			17,080,103
Brazil†
Brazilian Government International Bond, 5.875%, 1/15/19		$10,000	11,125
Brazilian Government International Bond, 2.625%, 1/5/23		$488,000	433,100
			444,225
Canada — 2.5%
Canadian Government Bond, 4.00%, 6/1/17	CAD	7,935,000	6,781,789
Canadian Government Bond, 3.25%, 6/1/21	CAD	9,579,000	8,636,515
Canadian Government Bond, 4.00%, 6/1/41	CAD	3,920,000	4,165,086
Province of British Columbia, 2.85%, 6/18/25	CAD	2,325,000	1,940,522
Province of Ontario Canada, 4.65%, 6/2/41	CAD	2,170,000	2,174,265
Province of Quebec Canada, 3.00%, 9/1/23	CAD	1,395,000	1,182,055
Province of Quebec Canada, 5.00%, 12/1/41	CAD	465,000	487,440
			25,367,672
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21		$697,000	730,804
Czech — 0.2%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	29,000,000	1,509,290
Denmark — 0.1%
Denmark Government Bond, 4.00%, 11/15/19	DKK	350,000	61,492
Denmark Government Bond, 7.00%, 11/10/24	DKK	4,030,000	939,528
Denmark Government Bond, 4.50%, 11/15/39	DKK	1,705,000	403,205
			1,404,225
Finland — 0.2%
Finland Government Bond, 1.625%, 9/15/22(1)	EUR	1,395,000	1,661,401

		Principal Amount	Value
France — 2.6%
France Government Bond OAT, 3.25%, 10/25/21	EUR	10,745,000	$13,988,887
France Government Bond OAT, 5.50%, 4/25/29	EUR	3,260,000	5,404,474
France Government Bond OAT, 3.25%, 5/25/45	EUR	4,960,000	6,821,496
			26,214,857
Germany — 2.7%
Bundesrepublik Deutschland, 3.00%, 7/4/20	EUR	13,970,000	17,817,720
Bundesrepublik Deutschland, 1.75%, 2/15/24	EUR	3,090,000	3,774,845
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	3,720,000	5,077,726
			26,670,291
Ireland — 0.2%
Ireland Government Bond, 5.90%, 10/18/19	EUR	1,085,000	1,484,666
Ireland Government Bond, 3.40%, 3/18/24	EUR	713,000	918,781
			2,403,447
Italy — 3.2%
Italy Buoni Poliennali Del Tesoro, 3.50%, 11/1/17	EUR	1,990,000	2,371,458
Italy Buoni Poliennali Del Tesoro, 1.50%, 8/1/19	EUR	17,975,000	20,462,557
Italy Buoni Poliennali Del Tesoro, 4.00%, 2/1/37	EUR	7,575,000	9,464,719
Italy Government International Bond, 6.875%, 9/27/23		$120,000	149,997
			32,448,731
Japan — 11.5%
Japan Government Five Year Bond, 0.30%, 9/20/18	JPY	1,504,300,000	12,403,119
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	5,402,050,000	46,469,618
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	3,323,050,000	32,995,102
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	632,800,000	5,867,863
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	1,876,600,000	17,957,847
			115,693,549
Malaysia — 0.2%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	8,000,000	2,102,947
Mexico — 0.4%
Mexican Bonos, 6.50%, 6/9/22	MXN	48,980,000	3,229,402
Mexico Government International Bond, MTN, 5.95%, 3/19/19		$30,000	33,720
Mexico Government International Bond, 4.00%, 10/2/23		$20,000	20,580
Mexico Government International Bond, 3.60%, 1/30/25		$700,000	691,950
Mexico Government International Bond, 6.05%, 1/11/40		$10,000	11,425
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$370,000	355,200
			4,342,277
Netherlands — 1.1%
Netherlands Government Bond, 3.50%, 7/15/20(1)	EUR	7,750,000	10,049,627
Netherlands Government Bond, 2.75%, 1/15/47	EUR	930,000	1,297,893
			11,347,520
New Zealand — 0.1%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	1,550,000	1,126,403
Norway — 0.2%
Norway Government Bond, 3.75%, 5/25/21(1)	NOK	13,188,000	1,907,309

		Principal Amount	Value
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37		$350,000	$437,500
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21		$750,000	812,850
Poland — 0.1%
Poland Government Bond, 4.00%, 10/25/23	PLN	4,410,000	1,238,704
Poland Government International Bond, 3.00%, 3/17/23		$10,000	9,843
			1,248,547
Singapore — 0.2%
Singapore Government Bond, 3.125%, 9/1/22	SGD	1,910,000	1,483,256
South Africa — 0.3%
South Africa Government Bond, 7.75%, 2/28/23	ZAR	32,700,000	2,625,464
South Korea†
Korea Development Bank (The), 3.25%, 3/9/16		$40,000	40,594
Spain — 2.5%
Spain Government Bond, 4.30%, 10/31/19(1)	EUR	3,500,000	4,441,386
Spain Government Bond, 5.85%, 1/31/22(1)	EUR	310,000	434,510
Spain Government Bond, 4.40%, 10/31/23(1)	EUR	5,735,000	7,522,474
Spain Government Bond, 1.60%, 4/30/25(1)	EUR	9,720,000	10,205,485
Spain Government Bond, 5.15%, 10/31/44(1)	EUR	1,550,000	2,316,123
			24,919,978
Sweden — 0.3%
Sweden Government Bond, 3.50%, 6/1/22	SEK	24,025,000	3,460,353
Switzerland — 0.7%
Switzerland Government Bond, 2.00%, 4/28/21	CHF	5,535,000	6,757,499
Thailand — 0.2%
Thailand Government Bond, 3.85%, 12/12/25	THB	63,300,000	2,023,341
Turkey — 0.1%
Turkey Government International Bond, 3.25%, 3/23/23		$380,000	354,825
Turkey Government International Bond, 4.25%, 4/14/26		$270,000	258,644
			613,469
United Kingdom — 3.6%
United Kingdom Gilt, 5.00%, 3/7/18	GBP	3,720,000	6,500,358
United Kingdom Gilt, 5.00%, 3/7/25	GBP	3,040,000	6,025,342
United Kingdom Gilt, 4.25%, 3/7/36	GBP	2,615,000	5,186,209
United Kingdom Gilt, 4.50%, 12/7/42	GBP	8,119,000	17,321,981
United Kingdom Gilt, 4.25%, 12/7/55	GBP	310,000	690,394
			35,724,284
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$140,000	120,050
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $380,458,748)			372,627,484
CORPORATE BONDS — 27.8%
Aerospace and Defense — 0.1%
Bombardier, Inc., 7.50%, 3/15/18(1)		40,000	42,000
Harris Corp., 2.70%, 4/27/20		240,000	236,991
Lockheed Martin Corp., 3.80%, 3/1/45		100,000	89,170

		Principal Amount	Value
United Technologies Corp., 5.70%, 4/15/40		$680,000	$793,548
United Technologies Corp., 4.50%, 6/1/42		10,000	10,146
			1,171,855
Auto Components — 0.3%
Schaeffler Finance BV, 4.25%, 5/15/21(1)		1,000,000	980,000
Tenneco, Inc., 6.875%, 12/15/20		990,000	1,039,500
ZF North America Capital, Inc., 4.00%, 4/29/20(1)		1,000,000	1,002,500
			3,022,000
Automobiles — 0.6%
American Honda Finance Corp., 2.125%, 10/10/18		20,000	20,300
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		1,360,000	1,548,730
General Motors Co., 5.00%, 4/1/35		310,000	305,319
General Motors Financial Co., Inc., 3.25%, 5/15/18		1,210,000	1,239,247
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(1)		20,000	20,325
Jaguar Land Rover Automotive plc, 3.50%, 3/15/20(1)		980,000	965,300
Volkswagen International Finance NV, VRN, 3.75%, 3/24/21	EUR	1,500,000	1,726,113
			5,825,334
Banks — 8.5%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	2,300,000	4,203,326
Banco Bilbao Vizcaya Argentaria SA, 3.625%, 1/18/17 (Secured)	EUR	2,250,000	2,645,602
Bank of America Corp., 6.50%, 8/1/16		$10,000	10,551
Bank of America Corp., 5.75%, 12/1/17		20,000	21,796
Bank of America Corp., 5.625%, 7/1/20		3,000,000	3,381,231
Bank of America Corp., 5.70%, 1/24/22		10,000	11,358
Bank of America Corp., MTN, 4.75%, 4/3/17	EUR	1,550,000	1,859,274
Bank of America Corp., MTN, 4.20%, 8/26/24		$50,000	49,902
Bank of America Corp., MTN, 4.00%, 1/22/25		930,000	906,526
Bank of America N.A., 5.30%, 3/15/17		50,000	52,964
Bank of Nova Scotia, 2.55%, 1/12/17		20,000	20,433
Bankia SA, 3.625%, 10/5/16 (Secured)	EUR	2,050,000	2,382,101
Barclays Bank plc, MTN, 6.00%, 1/14/21	EUR	50,000	66,055
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	1,500,000	2,076,079
BB&T Corp., MTN, 2.05%, 6/19/18		$10,000	10,109
BPCE SA, 4.625%, 7/18/23	EUR	100,000	126,325
BPCE SA, 5.15%, 7/21/24(1)		$300,000	304,425
BPCE SA, VRN, 2.75%, 7/8/21	EUR	1,700,000	1,900,302
Branch Banking & Trust Co., 3.80%, 10/30/26		$10,000	10,095
Capital One Financial Corp., 3.20%, 2/5/25		1,380,000	1,303,850
Citigroup, Inc., 1.75%, 5/1/18		30,000	29,869
Citigroup, Inc., 4.50%, 1/14/22		1,350,000	1,450,233
Citigroup, Inc., 4.05%, 7/30/22		1,350,000	1,382,886
Citigroup, Inc., 3.30%, 4/27/25		20,000	19,242
Commerzbank AG, 8.125%, 9/19/23(1)		490,000	573,344
Commerzbank AG, MTN, 6.375%, 3/22/19	EUR	1,950,000	2,444,220
Commerzbank AG, MTN, 7.75%, 3/16/21	EUR	100,000	133,633

		Principal Amount	Value
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		$680,000	$707,658
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 3.75%, 11/9/20	EUR	70,000	84,929
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, VRN, 2.50%, 5/26/21	EUR	1,500,000	1,664,242
Credit Suisse AG, VRN, 5.75%, 9/18/20	EUR	2,000,000	2,483,853
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20(1)		$500,000	494,169
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	3,100,000	3,814,993
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	1,550,000	2,036,133
European Investment Bank, MTN, 4.25%, 12/7/21	GBP	3,410,000	6,112,572
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	6,200,000	7,712,070
Fifth Third Bancorp, 4.30%, 1/16/24		$10,000	10,267
HBOS plc, MTN, 6.75%, 5/21/18(1)		400,000	444,282
HSBC Holdings plc, 5.10%, 4/5/21		1,030,000	1,147,892
HSBC Holdings plc, MTN, 6.00%, 6/10/19	EUR	1,550,000	2,025,170
ING Bank NV, MTN, VRN, 3.625%, 2/25/21	EUR	1,500,000	1,771,637
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	2,635,000	3,364,473
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)		$980,000	952,526
Intesa Sanpaolo SpA, MTN, 5.00%, 9/23/19	EUR	50,000	60,506
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	1,200,000	1,590,521
JPMorgan Chase & Co., 6.00%, 1/15/18		$40,000	44,056
JPMorgan Chase & Co., 4.625%, 5/10/21		3,020,000	3,265,819
JPMorgan Chase & Co., 3.25%, 9/23/22		20,000	19,865
JPMorgan Chase & Co., 3.875%, 9/10/24		10,000	9,821
JPMorgan Chase & Co., 3.125%, 1/23/25		20,000	19,089
JPMorgan Chase & Co., 4.95%, 6/1/45		150,000	145,845
KeyCorp, MTN, 2.30%, 12/13/18		10,000	10,090
KFW, 3.875%, 1/21/19	EUR	2,170,000	2,748,677
KFW, MTN, 4.625%, 1/4/23	EUR	2,170,000	3,135,847
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	970,000	1,931,762
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		$990,000	1,066,404
Royal Bank of Scotland Group plc, MTN, VRN, 3.625%, 3/25/19	EUR	1,500,000	1,704,622
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	1,800,000	1,891,853
Standard Chartered plc, MTN, 3.625%, 11/23/22	EUR	100,000	116,358
Standard Chartered plc, MTN, VRN, 4.00%, 10/21/20	EUR	1,500,000	1,769,752
U.S. Bancorp, MTN, 3.60%, 9/11/24		$1,360,000	1,366,759
Wells Fargo & Co., 4.125%, 8/15/23		20,000	20,760
Wells Fargo & Co., MTN, 2.10%, 5/8/17		1,370,000	1,393,415
Wells Fargo & Co., MTN, 4.10%, 6/3/26		1,360,000	1,365,266
			85,879,684
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		20,000	23,735
Constellation Brands, Inc., 3.875%, 11/15/19		980,000	997,150
			1,020,885

		Principal Amount	Value
Biotechnology — 0.2%
Amgen, Inc., 2.125%, 5/15/17		$20,000	$20,322
Amgen, Inc., 4.10%, 6/15/21		510,000	543,402
Amgen, Inc., 5.375%, 5/15/43		410,000	435,180
Gilead Sciences, Inc., 4.40%, 12/1/21		1,020,000	1,113,732
			2,112,636
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25		1,000,000	1,005,000
Capital Markets — 0.2%
ABN AMRO Bank NV, MTN, 7.125%, 7/6/22	EUR	1,500,000	2,136,801
Ameriprise Financial, Inc., 4.00%, 10/15/23		$20,000	20,880
Fidelity International Ltd., MTN, 6.75%, 10/19/20	GBP	50,000	91,531
Jefferies Group, Inc., 5.125%, 4/13/18		$10,000	10,627
			2,259,839
Chemicals — 0.3%
Ashland, Inc., 4.75%, 8/15/22		990,000	975,150
Eastman Chemical Co., 2.70%, 1/15/20		1,020,000	1,018,644
Eastman Chemical Co., 3.60%, 8/15/22		10,000	10,112
Ecolab, Inc., 4.35%, 12/8/21		235,000	253,605
Mosaic Co. (The), 4.25%, 11/15/23		1,000,000	1,028,657
Mosaic Co. (The), 5.625%, 11/15/43		10,000	10,657
			3,296,825
Commercial Services and Supplies — 0.1%
Clean Harbors, Inc., 5.25%, 8/1/20		10,000	10,200
Covanta Holding Corp., 5.875%, 3/1/24		10,000	10,025
Pitney Bowes, Inc., 4.625%, 3/15/24		10,000	10,090
Republic Services, Inc., 3.55%, 6/1/22		680,000	689,193
Waste Management, Inc., 4.10%, 3/1/45		310,000	282,845
			1,002,353
Communications Equipment — 0.2%
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23		10,000	9,824
Cisco Systems, Inc., 3.00%, 6/15/22		450,000	446,222
CommScope, Inc., 4.375%, 6/15/20(1)		800,000	810,000
Crown Castle International Corp., 5.25%, 1/15/23		590,000	596,490
			1,862,536
Construction Materials†
Owens Corning, 4.20%, 12/15/22		10,000	10,139
Consumer Finance — 0.2%
CIT Group, Inc., 5.00%, 5/15/17		50,000	51,685
CIT Group, Inc., 4.25%, 8/15/17		1,460,000	1,485,550
CIT Group, Inc., 5.00%, 8/15/22		10,000	9,925
Discover Financial Services, 3.75%, 3/4/25		200,000	191,058
Equifax, Inc., 3.30%, 12/15/22		10,000	9,951
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20		620,000	633,950
			2,382,119

		Principal Amount	Value
Containers and Packaging — 0.2%
Ball Corp., 4.00%, 11/15/23		$590,000	$550,175
Berry Plastics Corp., 5.125%, 7/15/23		500,000	488,750
Crown Americas LLC / Crown Americas Capital Corp. III, 6.25%, 2/1/21		39,000	40,853
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		980,000	930,392
Rock-Tenn Co., 4.00%, 3/1/23		20,000	20,339
			2,030,509
Diversified Consumer Services†
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47		200,000	178,601
Catholic Health Initiatives, 2.95%, 11/1/22		10,000	9,751
			188,352
Diversified Financial Services — 2.2%
Ally Financial, Inc., 2.75%, 1/30/17		1,480,000	1,477,040
BNP Paribas SA, MTN, 2.375%, 2/17/25	EUR	1,200,000	1,261,108
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	1,200,000	2,349,140
Denali Borrower LLC / Denali Finance Corp., 5.625%, 10/15/20(1)		$250,000	263,438
Deutsche Bank AG, MTN, 2.75%, 2/17/25	EUR	2,400,000	2,520,435
GE Capital UK Funding, MTN, 5.125%, 5/24/23	GBP	1,000,000	1,813,968
General Electric Capital Corp., MTN, 2.20%, 1/9/20		$2,500,000	2,498,798
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		200,000	203,023
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		2,140,000	2,193,924
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20		430,000	478,721
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		40,000	45,489
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		30,000	30,382
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		1,000,000	969,490
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45		180,000	173,691
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17		20,000	20,175
Morgan Stanley, 2.65%, 1/27/20		3,010,000	3,004,037
Morgan Stanley, 5.00%, 11/24/25		550,000	576,056
Morgan Stanley, MTN, 6.625%, 4/1/18		30,000	33,658
Morgan Stanley, MTN, 5.625%, 9/23/19		10,000	11,204
Morgan Stanley, MTN, 3.70%, 10/23/24		20,000	19,913
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	1,600,000	2,171,811
			22,115,501
Diversified Telecommunication Services — 1.9%
AT&T, Inc., 2.625%, 12/1/22		$1,000,000	940,828
AT&T, Inc., 3.40%, 5/15/25		900,000	856,292
AT&T, Inc., 2.60%, 12/17/29	EUR	1,800,000	1,913,002
AT&T, Inc., 6.55%, 2/15/39		$21,000	24,132
AT&T, Inc., 4.30%, 12/15/42		10,000	8,572
British Telecommunications plc, 5.95%, 1/15/18		500,000	552,173
CenturyLink, Inc., 6.00%, 4/1/17		20,000	20,925
CenturyLink, Inc., Series Q, 6.15%, 9/15/19		980,000	1,036,350
Deutsche Telekom International Finance BV, 6.75%, 8/20/18		530,000	608,077

		Principal Amount	Value
Frontier Communications Corp., 8.25%, 4/15/17		$980,000	$1,057,175
Frontier Communications Corp., 7.125%, 3/15/19		25,000	25,938
Frontier Communications Corp., 8.50%, 4/15/20		500,000	524,000
Orange SA, 4.125%, 9/14/21		680,000	719,492
Orange SA, MTN, VRN, 4.00%, 10/1/21	EUR	1,600,000	1,817,598
Telecom Italia Capital SA, 7.00%, 6/4/18		$20,000	22,099
Telecom Italia Capital SA, 6.00%, 9/30/34		10,000	9,725
Telecom Italia SpA, 5.30%, 5/30/24(1)		1,000,000	1,000,000
Telecom Italia SpA, MTN, 5.875%, 5/19/23	GBP	1,350,000	2,238,287
Telefonica Emisiones SAU, 5.46%, 2/16/21		$690,000	763,166
Telefonica Europe BV, VRN, 5.875%, 3/31/24	EUR	1,600,000	1,894,920
Verizon Communications, Inc., 3.65%, 9/14/18		$50,000	52,560
Verizon Communications, Inc., 3.50%, 11/1/21		1,510,000	1,529,526
Verizon Communications, Inc., 5.05%, 3/15/34		50,000	50,346
Verizon Communications, Inc., 4.86%, 8/21/46		1,510,000	1,413,571
Verizon Communications, Inc., 5.01%, 8/21/54		5,000	4,589
Windstream Services LLC, 7.875%, 11/1/17		40,000	42,650
			19,125,993
Electric Utilities — 0.1%
AES Corp. (The), 4.875%, 5/15/23		980,000	926,100
Electrical Equipment — 0.1%
Belden, Inc., 5.25%, 7/15/24(1)		600,000	585,000
Electronic Equipment, Instruments and Components — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16		20,000	21,000
Jabil Circuit, Inc., 5.625%, 12/15/20		10,000	10,725
Sanmina Corp., 4.375%, 6/1/19(1)		980,000	980,000
			1,011,725
Energy Equipment and Services — 0.1%
Ensco plc, 4.70%, 3/15/21		10,000	10,189
Ensco plc, 5.20%, 3/15/25		130,000	128,767
Noble Holding International Ltd., 5.95%, 4/1/25		210,000	207,147
Schlumberger Investment SA, 3.65%, 12/1/23		210,000	217,111
Weatherford International Ltd., 4.50%, 4/15/22		10,000	9,394
			572,608
Food and Staples Retailing — 0.2%
CVS Health Corp., 2.75%, 12/1/22		690,000	665,446
Delhaize Group SA, 5.70%, 10/1/40		70,000	71,058
Dollar General Corp., 3.25%, 4/15/23		160,000	152,503
Kroger Co. (The), 3.30%, 1/15/21		480,000	490,061
Wal-Mart Stores, Inc., 5.625%, 4/15/41		1,020,000	1,202,306
			2,581,374
Food Products — 0.2%
Kraft Foods Group, Inc., 5.00%, 6/4/42		310,000	308,992
Kraft Heinz Food Co., 4.875%, 2/15/25(1)		618,000	674,393
Kraft Heinz Food Co., 5.20%, 7/15/45(1)(2)		200,000	205,438
Mondelez International, Inc., 4.00%, 2/1/24		510,000	528,446
Tyson Foods, Inc., 4.50%, 6/15/22		20,000	21,256
			1,738,525

	Principal Amount	Value
Gas Utilities — 0.8%
Columbia Pipeline Group, Inc., 4.50%, 6/1/25(1)	$280,000	$276,344
Enbridge, Inc., 4.50%, 6/10/44	10,000	8,221
Energy Transfer Equity LP, 7.50%, 10/15/20	20,000	22,650
Energy Transfer Partners LP, 4.15%, 10/1/20	20,000	20,560
Energy Transfer Partners LP, 3.60%, 2/1/23	1,000,000	947,376
Energy Transfer Partners LP, 6.50%, 2/1/42	10,000	10,303
Enterprise Products Operating LLC, 5.20%, 9/1/20	30,000	33,399
Enterprise Products Operating LLC, 3.70%, 2/15/26	400,000	389,529
Enterprise Products Operating LLC, 4.85%, 3/15/44	300,000	282,210
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	10,000	11,390
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	20,000	20,511
Kinder Morgan, Inc., 7.25%, 6/1/18	20,000	22,560
Kinder Morgan, Inc., 4.30%, 6/1/25	490,000	475,912
Kinder Morgan, Inc., 5.55%, 6/1/45	300,000	277,345
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 12/1/24	990,000	972,675
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	690,000	694,910
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	1,020,000	965,675
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	980,000	911,400
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(1)	520,000	542,100
TransCanada PipeLines Ltd., 2.50%, 8/1/22	20,000	18,979
Williams Cos., Inc. (The), 5.75%, 6/24/44	10,000	9,282
Williams Partners LP, 4.125%, 11/15/20	680,000	705,487
Williams Partners LP, 5.40%, 3/4/44	20,000	18,285
		7,637,103
Health Care Equipment and Supplies — 0.3%
Becton Dickinson and Co., 3.73%, 12/15/24	330,000	329,048
Mallinckrodt International Finance SA, 3.50%, 4/15/18	980,000	987,350
Medtronic, Inc., 2.50%, 3/15/20(1)	610,000	610,894
Medtronic, Inc., 2.75%, 4/1/23	10,000	9,676
Medtronic, Inc., 3.50%, 3/15/25(1)	20,000	19,958
Medtronic, Inc., 4.375%, 3/15/35(1)	610,000	604,650
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	270,000	268,669
		2,830,245
Health Care Providers and Services — 0.7%
Aetna, Inc., 2.75%, 11/15/22	10,000	9,433
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	1,023,000	1,051,644
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	50,000	53,187
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	1,300,000	1,280,500
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20(1)	980,000	988,575
HCA, Inc., 3.75%, 3/15/19	530,000	535,300
HCA, Inc., 4.25%, 10/15/19	980,000	1,004,500
HCA, Inc., 5.375%, 2/1/25	940,000	951,750
Tenet Healthcare Corp., 6.25%, 11/1/18	40,000	43,550

		Principal Amount	Value
UnitedHealth Group, Inc., 2.875%, 12/15/21		$610,000	$609,769
Universal Health Services, Inc., 4.75%, 8/1/22(1)		980,000	1,011,237
			7,539,445
Hotels, Restaurants and Leisure — 0.1%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)		500,000	493,750
McDonald's Corp., MTN, 4.60%, 5/26/45		90,000	87,827
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		610,000	633,977
Wyndham Worldwide Corp., 2.95%, 3/1/17		20,000	20,307
			1,235,861
Household Durables — 0.3%
D.R. Horton, Inc., 3.625%, 2/15/18		1,025,000	1,048,063
D.R. Horton, Inc., 5.75%, 8/15/23		20,000	21,250
Lennar Corp., 4.75%, 12/15/17		43,000	44,935
Lennar Corp., 4.50%, 6/15/19		850,000	871,250
MDC Holdings, Inc., 5.50%, 1/15/24		10,000	9,875
Toll Brothers Finance Corp., 4.00%, 12/31/18		45,000	46,406
TRI Pointe Holdings, Inc., 4.375%, 6/15/19		890,000	876,650
TRI Pointe Holdings, Inc., 5.875%, 6/15/24		20,000	19,700
			2,938,129
Household Products — 0.1%
Spectrum Brands, Inc., 5.75%, 7/15/25(1)		500,000	510,000
Industrial Conglomerates — 0.1%
General Electric Co., 2.70%, 10/9/22		670,000	655,444
General Electric Co., 4.125%, 10/9/42		10,000	9,608
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24		20,000	19,579
			684,631
Insurance — 1.8%
ACE INA Holdings, Inc., 3.15%, 3/15/25		400,000	390,645
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 3.75%, 5/15/19(1)		800,000	793,000
Allianz Finance II BV, MTN, 4.75%, 7/22/19	EUR	1,500,000	1,951,072
Allianz SE, MTN, VRN, 4.75%, 10/24/23	EUR	1,100,000	1,322,072
American International Group, Inc., 4.875%, 6/1/22		$1,360,000	1,492,975
American International Group, Inc., MTN, 5.85%, 1/16/18		20,000	22,053
Aquarius and Investments plc for Zurich Insurance Co. Ltd., MTN, VRN, 4.25%, 10/2/23	EUR	1,200,000	1,475,284
AXA SA, 7.125%, 12/15/20	GBP	1,800,000	3,334,470
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		$680,000	686,451
Berkshire Hathaway, Inc., 4.50%, 2/11/43		10,000	10,013
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	1,500,000	1,634,978
Generali Finance BV, MTN, VRN, 4.60%, 11/21/25	EUR	1,500,000	1,599,230
Generali Finance BV, VRN, 6.21%, 6/16/16	GBP	50,000	79,209
International Lease Finance Corp., 6.25%, 5/15/19		$400,000	433,500
Liberty Mutual Group, Inc., 4.95%, 5/1/22(1)		10,000	10,756
Liberty Mutual Group, Inc., 4.85%, 8/1/44(1)		400,000	386,568
Lincoln National Corp., 6.25%, 2/15/20		20,000	23,146
Markel Corp., 4.90%, 7/1/22		290,000	310,782

		Principal Amount	Value
MetLife, Inc., 4.875%, 11/13/43		$680,000	$704,817
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		1,360,000	1,534,742
QBE Insurance Group Ltd., MTN, 6.125%, 9/28/15	GBP	50,000	79,450
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(1)		$10,000	10,076
Voya Financial, Inc., 5.70%, 7/15/43		10,000	11,209
WR Berkley Corp., 4.625%, 3/15/22		10,000	10,638
XLIT Ltd., 4.45%, 3/31/25		50,000	49,586
			18,356,722
Internet Software and Services — 0.1%
Netflix, Inc., 5.375%, 2/1/21		630,000	656,775
IT Services†
Fidelity National Information Services, Inc., 5.00%, 3/15/22		10,000	10,562
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21		10,000	10,182
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22		10,000	9,885
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24		490,000	499,498
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44		320,000	338,294
			857,859
Machinery — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22		1,010,000	1,007,175
Oshkosh Corp., 5.375%, 3/1/22		20,000	20,550
Terex Corp., 6.50%, 4/1/20		20,000	21,050
			1,048,775
Media — 1.4%
21st Century Fox America, Inc., 3.00%, 9/15/22		320,000	312,778
21st Century Fox America, Inc., 4.75%, 9/15/44		410,000	400,983
CBS Corp., 3.50%, 1/15/25		320,000	306,315
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22		1,170,000	1,155,375
Comcast Corp., 4.40%, 8/15/35		100,000	99,186
Comcast Corp., 6.40%, 5/15/38		530,000	644,213
Comcast Corp., 4.75%, 3/1/44		10,000	10,138
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.00%, 3/1/21		10,000	10,832
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.45%, 4/1/24		510,000	521,378
Discovery Communications LLC, 5.625%, 8/15/19		690,000	771,682
DISH DBS Corp., 7.125%, 2/1/16		40,000	41,100
DISH DBS Corp., 4.625%, 7/15/17		980,000	1,011,850
DISH DBS Corp., 6.75%, 6/1/21		50,000	52,250
Embarq Corp., 8.00%, 6/1/36		10,000	11,112
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22		10,000	10,232
Lamar Media Corp., 5.375%, 1/15/24		1,000,000	1,018,750
NBCUniversal Media LLC, 5.15%, 4/30/20		1,100,000	1,235,122
NBCUniversal Media LLC, 2.875%, 1/15/23		625,000	607,206
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)		610,000	601,613
Scripps Networks Interactive, Inc., 2.80%, 6/15/20		200,000	197,074
Sirius XM Radio, Inc., 5.375%, 4/15/25(1)		980,000	950,600

		Principal Amount	Value
TEGNA, Inc., 5.125%, 7/15/20		$610,000	$627,538
Time Warner Cable, Inc., 6.75%, 7/1/18		310,000	345,694
Time Warner Cable, Inc., 4.50%, 9/15/42		300,000	246,698
Time Warner, Inc., 4.70%, 1/15/21		420,000	453,975
Time Warner, Inc., 3.60%, 7/15/25		200,000	194,635
Time Warner, Inc., 5.375%, 10/15/41		10,000	10,260
Time Warner, Inc., 5.35%, 12/15/43		400,000	409,936
Virgin Media Secured Finance plc, 5.375%, 4/15/21(1)		810,000	837,844
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)		200,000	193,750
Walt Disney Co. (The), MTN, 4.125%, 6/1/44		680,000	668,483
			13,958,602
Metals and Mining — 0.6%
Alcoa, Inc., 5.125%, 10/1/24		980,000	997,150
ArcelorMittal, 6.00%, 8/5/20		1,080,000	1,132,650
Barrick Gold Corp., 4.10%, 5/1/23		340,000	330,764
Freeport-McMoRan, Inc., 4.55%, 11/14/24		310,000	288,980
Glencore Finance Canada Ltd., 4.95%, 11/15/21(1)		10,000	10,505
Glencore Finance Europe SA, MTN, 1.625%, 1/18/22	EUR	1,500,000	1,635,184
Rio Tinto Finance USA Ltd., 3.75%, 6/15/25		$200,000	197,294
Steel Dynamics, Inc., 6.125%, 8/15/19		980,000	1,036,350
Vale Overseas Ltd., 5.625%, 9/15/19		550,000	596,222
			6,225,099
Multi-Utilities — 1.6%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		680,000	677,493
Calpine Corp., 5.875%, 1/15/24(1)		490,000	520,625
Calpine Corp., 5.75%, 1/15/25		490,000	478,362
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		10,000	9,117
Constellation Energy Group, Inc., 5.15%, 12/1/20		10,000	11,068
Consumers Energy Co., 2.85%, 5/15/22		10,000	10,026
Dominion Resources, Inc., 2.75%, 9/15/22		10,000	9,666
Dominion Resources, Inc., 3.625%, 12/1/24		680,000	674,610
Dominion Resources, Inc., 4.90%, 8/1/41		10,000	10,188
Duke Energy Corp., 1.625%, 8/15/17		20,000	20,082
Duke Energy Corp., 3.55%, 9/15/21		680,000	705,799
Duke Energy Florida, Inc., 3.85%, 11/15/42		10,000	9,232
Exelon Generation Co. LLC, 4.25%, 6/15/22		680,000	696,342
Exelon Generation Co. LLC, 5.60%, 6/15/42		10,000	10,192
FirstEnergy Corp., 4.25%, 3/15/23		1,180,000	1,187,823
Florida Power & Light Co., 4.125%, 2/1/42		250,000	246,533
GDF Suez, VRN, 4.75%, 7/10/21	EUR	1,600,000	1,940,094
GenOn Energy, Inc., 7.875%, 6/15/17		$45,000	45,563
IPALCO Enterprises, Inc., 5.00%, 5/1/18		30,000	31,800
IPALCO Enterprises, Inc., 3.45%, 7/15/20(1)		600,000	600,000
MidAmerican Energy Co., 4.40%, 10/15/44		200,000	199,928
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17		20,000	20,773
Nisource Finance Corp., 5.65%, 2/1/45		310,000	350,430
NRG Energy, Inc., 7.625%, 1/15/18		40,000	43,950

		Principal Amount	Value
Potomac Electric Power Co., 3.60%, 3/15/24		$10,000	$10,223
Progress Energy, Inc., 3.15%, 4/1/22		10,000	10,002
RWE AG, VRN, 7.00%, 3/20/19	GBP	2,200,000	3,618,283
San Diego Gas & Electric Co., 3.00%, 8/15/21		$10,000	10,252
Sempra Energy, 2.40%, 3/15/20		20,000	19,849
Sempra Energy, 2.875%, 10/1/22		680,000	659,573
SSE plc, VRN, 2.375%, 4/1/21	EUR	2,200,000	2,336,664
Xcel Energy, Inc., 4.80%, 9/15/41		$680,000	705,363
			15,879,905
Multiline Retail — 0.1%
Macy's Retail Holdings, Inc., 3.625%, 6/1/24		690,000	688,402
Target Corp., 4.00%, 7/1/42		250,000	235,921
			924,323
Oil, Gas and Consumable Fuels — 1.2%
AmeriGas Partners LP / AmeriGas Finance Corp., 6.25%, 8/20/19		10,000	10,225
Anadarko Petroleum Corp., 5.95%, 9/15/16		20,000	21,088
BP Capital Markets plc, 4.50%, 10/1/20		690,000	754,607
California Resources Corp., 5.50%, 9/15/21		980,000	853,825
Chesapeake Energy Corp., 4.875%, 4/15/22		980,000	857,500
Cimarex Energy Co., 4.375%, 6/1/24		1,000,000	996,960
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24		20,000	20,434
Concho Resources, Inc., 7.00%, 1/15/21		590,000	620,238
ConocoPhillips Holding Co., 6.95%, 4/15/29		10,000	12,786
Continental Resources, Inc., 5.00%, 9/15/22		20,000	19,638
EOG Resources, Inc., 4.10%, 2/1/21		10,000	10,743
Exxon Mobil Corp., 2.71%, 3/6/25		1,030,000	999,889
Hess Corp., 6.00%, 1/15/40		10,000	10,680
Marathon Petroleum Corp., 3.50%, 3/1/16		20,000	20,340
Newfield Exploration Co., 5.75%, 1/30/22		1,230,000	1,260,750
Newfield Exploration Co., 5.625%, 7/1/24		50,000	50,750
Noble Energy, Inc., 4.15%, 12/15/21		217,000	226,130
Occidental Petroleum Corp., 4.625%, 6/15/45		960,000	954,314
Peabody Energy Corp., 6.50%, 9/15/20		25,000	8,625
Pemex Project Funding Master Trust, 6.625%, 6/15/35		720,000	772,200
Petrobras Global Finance BV, 5.75%, 1/20/20		10,000	9,933
Petrobras Global Finance BV, 5.375%, 1/27/21		20,000	19,296
Petrobras Global Finance BV, 6.25%, 3/17/24		240,000	232,313
Phillips 66, 4.30%, 4/1/22		10,000	10,500
Phillips 66, 4.65%, 11/15/34		520,000	508,806
Shell International Finance BV, 2.375%, 8/21/22		690,000	667,238
Shell International Finance BV, 3.25%, 5/11/25		230,000	227,880
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20(1)		600,000	593,772
Statoil ASA, 2.45%, 1/17/23		10,000	9,589
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25		10,000	10,025
Talisman Energy, Inc., 7.75%, 6/1/19		10,000	11,470

		Principal Amount	Value
Tesoro Corp., 5.375%, 10/1/22		$490,000	$499,800
Total Capital Canada Ltd., 2.75%, 7/15/23		680,000	656,832
Whiting Petroleum Corp., 5.00%, 3/15/19		620,000	612,250
			12,551,426
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.54%, 11/15/19(1)		20,000	19,985
Georgia-Pacific LLC, 5.40%, 11/1/20(1)		710,000	792,758
International Paper Co., 6.00%, 11/15/41		210,000	226,454
			1,039,197
Pharmaceuticals — 0.4%
AbbVie, Inc., 1.75%, 11/6/17		20,000	20,069
AbbVie, Inc., 2.90%, 11/6/22		1,020,000	988,382
AbbVie, Inc., 3.60%, 5/14/25		290,000	286,778
Actavis Funding SCS, 3.85%, 6/15/24		1,360,000	1,344,223
Actavis Funding SCS, 4.55%, 3/15/35		10,000	9,510
Actavis, Inc., 1.875%, 10/1/17		20,000	20,031
Baxalta, Inc., 4.00%, 6/23/25(1)		650,000	647,065
Forest Laboratories LLC, 4.875%, 2/15/21(1)		20,000	21,690
Roche Holdings, Inc., 3.35%, 9/30/24(1)		10,000	10,093
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)		980,000	1,029,612
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(1)		230,000	237,475
			4,614,928
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 5.05%, 9/1/20		10,000	10,869
DDR Corp., 4.75%, 4/15/18		10,000	10,671
DDR Corp., 3.625%, 2/1/25		50,000	48,037
Essex Portfolio LP, 3.625%, 8/15/22		10,000	10,030
Health Care REIT, Inc., 3.75%, 3/15/23		10,000	9,904
Hospitality Properties Trust, 4.65%, 3/15/24		20,000	19,963
Hospitality Properties Trust, 4.50%, 3/15/25		710,000	698,712
Host Hotels & Resorts LP, 3.75%, 10/15/23		410,000	402,385
Kilroy Realty LP, 3.80%, 1/15/23		10,000	9,977
Realty Income Corp., 4.125%, 10/15/26		680,000	684,765
Senior Housing Properties Trust, 4.75%, 5/1/24		10,000	10,050
Ventas Realty LP / Ventas Capital Corp., 4.75%, 6/1/21		10,000	10,839
			1,926,202
Real Estate Management and Development — 0.2%
Tesco Property Finance 3 plc, 5.74%, 4/13/40	GBP	1,083,789	1,640,803
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20		$20,000	20,918
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		10,000	9,702
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		500,000	462,790
CSX Corp., 4.25%, 6/1/21		10,000	10,820
CSX Corp., 3.40%, 8/1/24		690,000	690,771
Union Pacific Corp., 4.00%, 2/1/21		310,000	334,607
Union Pacific Corp., 4.75%, 9/15/41		300,000	311,715
			1,841,323

	Principal Amount	Value
Semiconductors and Semiconductor Equipment — 0.1%
Intel Corp., 1.35%, 12/15/17	$20,000	$20,001
NXP BV / NXP Funding LLC, 3.50%, 9/15/16(1)	45,000	45,563
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)	500,000	505,000
		570,564
Software — 0.4%
Activision Blizzard, Inc., 5.625%, 9/15/21(1)	980,000	1,029,000
Microsoft Corp., 2.70%, 2/12/25	1,360,000	1,310,122
Oracle Corp., 3.625%, 7/15/23	1,010,000	1,038,332
Oracle Corp., 2.95%, 5/15/25	600,000	577,749
		3,955,203
Specialty Retail — 0.3%
Home Depot, Inc. (The), 5.95%, 4/1/41	680,000	826,760
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	980,000	1,029,000
Sonic Automotive, Inc., 7.00%, 7/15/22	50,000	54,375
United Rentals North America, Inc., 5.75%, 11/15/24	980,000	970,200
		2,880,335
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 2.85%, 5/6/21	1,020,000	1,034,736
Apple, Inc., 3.20%, 5/13/25	530,000	527,087
Dell, Inc., 2.30%, 9/10/15	45,000	45,056
Dell, Inc., 3.10%, 4/1/16	45,000	45,112
Hewlett-Packard Co., 4.30%, 6/1/21	20,000	20,780
Seagate HDD Cayman, 4.75%, 6/1/23	530,000	540,285
		2,213,056
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 6.375%, 12/15/20	41,000	43,050
L Brands, Inc., 6.625%, 4/1/21	40,000	44,175
		87,225
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 3.125%, 7/16/22	240,000	237,394
Sprint Communications, 6.00%, 12/1/16	1,020,000	1,058,887
Sprint Communications, 9.00%, 11/15/18(1)	990,000	1,120,442
T-Mobile USA, Inc., 6.625%, 4/1/23	590,000	614,338
		3,031,061
TOTAL CORPORATE BONDS (Cost $284,051,797)		279,372,251
U.S. TREASURY SECURITIES — 11.8%
U.S. Treasury Bonds, 3.50%, 2/15/39	3,600,000	3,864,938
U.S. Treasury Bonds, 2.875%, 5/15/43	750,000	711,446
U.S. Treasury Bonds, 2.50%, 2/15/45	7,050,000	6,176,463
U.S. Treasury Notes, 0.50%, 2/28/17(3)	78,000,000	77,926,836
U.S. Treasury Notes, 1.00%, 3/15/18	25,000,000	25,046,875
U.S. Treasury Notes, 1.50%, 5/31/20	5,000,000	4,967,970
TOTAL U.S. TREASURY SECURITIES (Cost $119,301,498)		118,694,528

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(4) — 11.2%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 2.0%
FHLMC, VRN, 1.75%, 7/15/15	$74,015	$75,873
FHLMC, VRN, 1.84%, 7/15/15	92,932	95,529
FHLMC, VRN, 1.96%, 7/15/15	54,940	56,796
FHLMC, VRN, 1.98%, 7/15/15	39,673	40,912
FHLMC, VRN, 2.07%, 7/15/15	24,507	24,918
FHLMC, VRN, 2.26%, 7/15/15	21,933	23,458
FHLMC, VRN, 2.33%, 7/15/15	86,927	87,864
FHLMC, VRN, 2.40%, 7/15/15	19,917	21,314
FHLMC, VRN, 2.42%, 7/15/15	3,902,816	4,169,906
FHLMC, VRN, 2.87%, 7/15/15	37,478	38,545
FHLMC, VRN, 3.01%, 7/15/15	18,324	19,527
FHLMC, VRN, 3.24%, 7/15/15	4,494	4,796
FHLMC, VRN, 3.29%, 7/15/15	41,540	44,153
FHLMC, VRN, 3.73%, 7/15/15	8,432	8,812
FHLMC, VRN, 4.20%, 7/15/15	67,809	71,363
FHLMC, VRN, 4.74%, 7/15/15	3,607	3,804
FHLMC, VRN, 5.13%, 7/15/15	5,631	5,999
FHLMC, VRN, 5.78%, 7/15/15	13,305	14,230
FHLMC, VRN, 5.93%, 7/15/15	7,816	8,333
FHLMC, VRN, 6.12%, 7/15/15	5,720	6,138
FNMA, VRN, 1.89%, 7/25/15	2,797,382	2,936,105
FNMA, VRN, 1.92%, 7/25/15	5,392,173	5,671,027
FNMA, VRN, 1.94%, 7/25/15	3,494,506	3,679,736
FNMA, VRN, 1.94%, 7/25/15	2,741,915	2,887,253
FNMA, VRN, 2.34%, 7/25/15	50,409	53,723
FNMA, VRN, 2.71%, 7/25/15	19,116	19,588
FNMA, VRN, 3.68%, 7/25/15	8,536	8,954
FNMA, VRN, 3.92%, 7/25/15	10,695	11,307
FNMA, VRN, 5.06%, 7/25/15	7,391	7,944
FNMA, VRN, 6.05%, 7/25/15	10,442	11,262
		20,109,169
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 9.2%
FHLMC, 6.00%, 2/1/38	4,772	5,404
FHLMC, 4.00%, 12/1/40	9,683	10,290
FNMA, 3.00%, 7/14/15(5)	3,715,000	3,692,651
FNMA, 3.50%, 7/14/15(5)	6,721,000	6,913,572
FNMA, 4.00%, 7/14/15(5)	14,355,000	15,190,226
FNMA, 4.50%, 7/14/15(5)	4,377,500	4,729,752
FNMA, 5.00%, 7/14/15(5)	2,257,500	2,493,687
FNMA, 5.50%, 7/14/15(5)	3,712,000	4,168,808
FNMA, 6.625%, 11/15/30	2,500,000	3,530,760
FNMA, 5.00%, 7/1/31	55,880	61,984
FNMA, 5.50%, 5/1/33	14,234	16,056
FNMA, 5.00%, 9/1/33	2,135,075	2,365,152
FNMA, 5.00%, 11/1/33	12,425	13,772

	Principal Amount	Value
FNMA, 5.00%, 9/1/35	$45,133	$49,882
FNMA, 6.00%, 4/1/37	14,206	16,246
FNMA, 6.00%, 7/1/37	17,579	20,187
FNMA, 6.00%, 8/1/37	13,301	15,195
FNMA, 5.50%, 1/1/39	31,503	35,336
FNMA, 5.50%, 3/1/39	3,930	4,411
FNMA, 4.50%, 5/1/39	3,307,565	3,599,624
FNMA, 5.00%, 8/1/39	7,969	8,881
FNMA, 4.50%, 3/1/40	3,903,218	4,229,716
FNMA, 5.00%, 8/1/40	2,431,466	2,691,576
FNMA, 3.50%, 10/1/40	4,630,182	4,775,889
FNMA, 3.50%, 12/1/40	57,318	59,126
FNMA, 4.50%, 9/1/41	29,971	32,509
FNMA, 3.50%, 5/1/42	72,877	75,210
FNMA, 3.50%, 6/1/42	40,410	41,711
FNMA, 3.50%, 9/1/42	36,846	38,036
FNMA, 3.00%, 11/1/42	42,227	42,211
FNMA, 3.00%, 5/1/43	5,629,548	5,623,952
GNMA, 3.00%, 7/20/15(5)	4,665,000	4,700,808
GNMA, 3.50%, 7/20/15(5)	3,907,500	4,048,077
GNMA, 4.00%, 7/20/15(5)	9,635,000	10,199,551
GNMA, 4.50%, 7/20/15(5)	1,620,000	1,746,816
GNMA, 6.00%, 7/15/33	7,000	8,185
GNMA, 5.00%, 3/20/36	59,604	66,572
GNMA, 5.50%, 1/15/39	6,267	7,243
GNMA, 5.50%, 9/15/39	43,950	50,228
GNMA, 4.50%, 10/15/39	17,894	19,655
GNMA, 5.00%, 10/15/39	26,888	30,307
GNMA, 4.50%, 1/15/40	25,055	27,221
GNMA, 4.00%, 12/15/40	23,932	25,490
GNMA, 4.50%, 12/15/40	73,483	80,690
GNMA, 4.50%, 7/20/41	3,589,599	3,918,005
GNMA, 4.00%, 12/15/41	39,330	41,870
GNMA, 3.50%, 6/20/42	3,270,875	3,399,502
		92,922,032
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $113,895,067)		113,031,201
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 5.5%
Banc of America Funding Corp., Series 2004-2, Class 3A1, 5.50%, 9/20/34	12,088	12,522
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	5,611	5,877
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37	55,371	50,135
Banc of America Mortgage Trust, Series 2006-A, Class 2A1, VRN, 2.64%, 7/1/15	3,584,712	3,233,661
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.70%, 7/1/15	7,420	7,429
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 1A1, VRN, 2.60%, 7/1/15	3,779,422	3,408,801

	Principal Amount	Value
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 2.52%, 7/1/15	$3,766,015	$3,344,059
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 1.98%, 7/1/15	2,593,707	2,557,469
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.11%, 7/1/15	88,860	87,855
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	8,021	8,495
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.94%, 7/1/15	6,653	6,369
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 2.55%, 7/1/15	984,747	878,230
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A5 SEQ, 5.25%, 7/25/35	28,850	29,922
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.68%, 7/1/15	1,900,767	1,909,573
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 2.72%, 7/1/15	1,723,221	1,740,200
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.67%, 7/1/15	1,258,024	1,253,247
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.53%, 7/1/15	1,525,889	1,451,328
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.61%, 7/1/15	18,345	18,512
JPMorgan Mortgage Trust, Series 2006-S1, Class 1A2, VRN, 6.50%, 7/1/15	603,698	640,776
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.70%, 7/1/15	2,376,705	2,440,839
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.46%, 7/1/15	1,812,026	1,783,680
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.46%, 7/1/15	918,735	925,823
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.36%, 7/1/15	3,488	3,476
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.42%, 7/1/15	3,740,075	3,741,657
WaMu Mortgage Pass-Through Certificates, Series 2005-AR4, Class A5, VRN, 2.46%, 7/1/15	2,775,443	2,733,369
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.64%, 7/1/15	17,930	17,985
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 2.73%, 7/1/15	43,769	44,128
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.61%, 7/1/15	47,810	48,156
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	22,155	22,754
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	57,246	55,633
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.66%, 7/1/15	44,633	45,726
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.65%, 7/1/15	38,949	39,769
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 2.65%, 7/1/15	1,070,934	1,098,918
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.64%, 7/1/15	11,947	12,068

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A8, VRN, 2.69%, 7/1/15	$5,000,000	$4,836,400
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.61%, 7/1/15	59,222	60,101
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	56,718	58,362
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	67,059	65,454
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	946,224	985,195
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	64,906	65,091
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	56,691	57,376
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	45,352	45,901
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 1A1, VRN, 5.60%, 7/1/15	70,548	68,014
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 2.68%, 7/1/15	2,972,593	2,931,623
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A1, VRN, 2.72%, 7/1/15	3,125,770	3,036,270
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A4 SEQ, VRN, 2.72%, 7/1/15	23,568	22,893
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A5 SEQ, VRN, 2.72%, 7/1/15	23,568	22,893
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 2.72%, 7/1/15	22,527	21,882
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 2.50%, 7/1/15	47,308	44,363
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 5.81%, 7/1/15	4,850,833	4,738,827
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 2.63%, 7/1/15	16,023	14,975
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.62%, 7/1/15	12,288	11,400
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 2.53%, 7/1/15	40,008	37,572
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.59%, 7/1/15	941,330	914,216
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.62%, 7/1/15	63,345	62,700
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 2.71%, 7/1/15	92,051	87,114
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	64,242	64,311
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	84,831	83,937
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	41,718	43,090
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	65,087	67,668
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	25,281	26,161
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	23,676	23,495

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	$37,636	$38,978
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	1,898	1,963
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	41,696	41,141
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 2.58%, 7/1/15	3,119,807	2,902,574
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	29,583	31,281
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $55,228,245)		55,171,662
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 4.5%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 0.99%, 7/15/15(1)	3,525,000	3,518,244
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, VRN, 3.49%, 7/1/15(1)	3,500,000	3,447,323
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	3,000,000	2,992,808
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.14%, 7/15/15(1)	1,125,000	1,125,057
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.99%, 7/15/15(1)	1,100,000	1,099,560
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.87%, 7/1/15	2,105,000	2,309,207
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 7/1/15	100,000	104,794
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, 3.60%, 3/10/48	1,000,000	998,182
Commercial Mortgage Trust, Series 2014-LC17, Class C, VRN, 4.72%, 7/1/15	1,960,000	1,985,938
Commercial Mortgage Trust, Series 2014-UBS5, Class C, VRN, 4.77%, 7/1/15	3,150,000	3,173,272
Commercial Mortgage Trust, Series 2015-CR22, Class B, 3.93%, 3/10/48	2,500,000	2,480,100
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(1)	3,500,000	3,497,354
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)	2,825,000	2,819,603
Core Industrial Trust, Series 2015-WEST, Class A, 3.29%, 2/10/37(1)	3,600,000	3,550,806
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	2,000,000	2,005,810
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 7/10/15(1)	3,690,000	3,719,634
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 7/1/15	1,050,000	1,088,397
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, VRN, 1.09%, 7/15/15(1)	2,950,000	2,937,606
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	50,000	54,195
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.56%, 7/1/15(1)	75,000	75,299
Morgan Stanley Capital I Trust, Series 2014-CPT, Class E, VRN, 3.56%, 7/1/15(1)	1,960,000	1,937,197
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $46,253,769)		44,920,386

	Principal Amount	Value
ASSET-BACKED SECURITIES(4) — 1.4%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(1)	$2,100,000	$2,150,016
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.62%, 9/20/19(1)	75,000	75,289
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	2,000,000	1,995,788
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.44%, 7/15/15	2,600,000	2,585,014
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.59%, 7/10/15(1)	90,965	90,867
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	77,255	76,673
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	75,000	75,069
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A SEQ, 2.51%, 5/20/30(1)	2,637,977	2,666,836
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	168,454	167,345
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(1)	2,279,876	2,262,336
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(1)	1,947,695	1,969,056
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	65,608	65,675
TOTAL ASSET-BACKED SECURITIES (Cost $14,203,116)		14,179,964
MUNICIPAL SECURITIES — 0.4%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	220,000	283,859
California GO, (Building Bonds), 7.55%, 4/1/39	400,000	579,892
California GO, (Building Bonds), 7.30%, 10/1/39	20,000	27,851
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	400,000	372,576
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	20,000	20,823
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49	100,000	138,712
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	30,000	35,590
Metropolitan Transportation Authority Rev., Series 2010 C-1, (Building Bonds), 6.69%, 11/15/40	195,000	252,613
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	175,000	204,286
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	225,000	303,019
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	125,000	143,151
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	250,000	263,507
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	200,000	231,448
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	215,000	238,362
San Diego County Water Authority Rev., Series 2010 B, (Building Bonds), 6.14%, 5/1/49	100,000	125,274
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	195,000	232,846

	Principal Amount/Shares	Value
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 FG, (Building Bonds), 6.95%, 11/1/50	$80,000	$107,806
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	150,000	179,020
TOTAL MUNICIPAL SECURITIES (Cost $4,071,123)		3,740,635
TEMPORARY CASH INVESTMENTS — 3.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $6,020,515), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $5,900,392)		5,900,376
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at $24,080,218), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $23,605,007)		23,605,000
SSgA U.S. Government Money Market Fund, Class N	5,867,616	5,867,616
TOTAL TEMPORARY CASH INVESTMENTS (Cost $35,372,992)		35,372,992
TOTAL INVESTMENT SECURITIES — 103.1% (Cost $1,052,836,355)		1,037,111,103
OTHER ASSETS AND LIABILITIES — (3.1)%		(31,270,109)
TOTAL NET ASSETS — 100.0%		$1,005,840,994

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	12,751,376	AUD	16,702,285	Barclays Bank plc	9/16/15	$(82,342)
BRL	66,220	USD	20,681	UBS AG	9/16/15	46
CAD	3,211,419	USD	2,590,000	Barclays Bank plc	9/16/15	(21,408)
USD	25,808,474	CAD	31,872,897	Barclays Bank plc	9/16/15	315,540
USD	178,400	CAD	221,753	JPMorgan Chase Bank N.A.	9/16/15	1,035
USD	6,825,344	CHF	6,330,206	UBS AG	9/16/15	34,720
CLP	2,853,458,588	USD	4,477,769	UBS AG	9/16/15	(45,587)
USD	2,500,000	CLP	1,606,250,000	UBS AG	9/16/15	5,065
CNY	13,428,434	USD	2,183,308	UBS AG	9/16/15	4,153
CZK	32,724,523	USD	1,350,000	Barclays Bank plc	9/16/15	(10,745)
USD	2,875,061	CZK	69,694,746	Deutsche Bank	9/16/15	22,795
USD	1,582,864	DKK	10,435,846	Barclays Bank plc	9/16/15	19,933
EUR	680,000	USD	759,968	Barclays Bank plc	9/16/15	(1,066)
EUR	680,000	USD	759,968	Barclays Bank plc	9/16/15	(1,066)
EUR	6,150,000	USD	6,860,633	Westpac Group	9/16/15	2,970
USD	249,035,160	EUR	219,755,391	Barclays Bank plc	9/16/15	3,780,924
USD	960,952	EUR	860,000	Deutsche Bank	9/16/15	1,164
USD	1,174,526	EUR	1,029,510	JPMorgan Chase Bank N.A.	9/16/15	25,559
USD	2,259,519	EUR	2,019,994	JPMorgan Chase Bank N.A.	9/16/15	5,139
USD	2,241,396	EUR	2,008,430	JPMorgan Chase Bank N.A.	9/16/15	(78)
GBP	1,130,000	USD	1,776,439	Westpac Group	9/16/15	(1,896)
USD	241,025	GBP	157,226	Barclays Bank plc	9/16/15	(5,882)
USD	1,766,143	GBP	1,130,000	Barclays Bank plc	9/16/15	(8,400)
USD	54,528,300	GBP	35,466,322	Deutsche Bank	9/16/15	(1,167,724)
USD	850,901	GBP	535,238	JPMorgan Chase Bank N.A.	9/16/15	10,368
USD	1,974,953	GBP	1,248,240	UBS AG	9/16/15	14,727

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,770	HUF	1,878,117	Deutsche Bank	9/16/15	$140
USD	123,848,877	JPY	15,386,652,578	Deutsche Bank	9/16/15	(1,997,671)
KRW	2,526,739,005	USD	2,268,779	Westpac Group	9/16/15	(16,235)
MXN	39,121,238	USD	2,540,000	Barclays Bank plc	9/17/15	(64,360)
USD	5,986,511	MXN	93,758,219	Barclays Bank plc	9/17/15	53,376
USD	2,380,000	MYR	8,990,450	Westpac Group	9/17/15	220
USD	2,000,000	MYR	7,542,600	Westpac Group	9/17/15	3,468
USD	2,010,481	NOK	15,552,247	Deutsche Bank	9/16/15	30,378
USD	4,143,012	NZD	5,855,632	Barclays Bank plc	9/16/15	200,452
USD	1,010,544	NZD	1,480,000	Barclays Bank plc	9/16/15	14,069
USD	2,845,121	NZD	4,160,000	Barclays Bank plc	9/16/15	44,220
USD	1,214,994	PLN	4,507,524	Deutsche Bank	9/16/15	18,612
SEK	21,507,614	USD	2,630,000	Barclays Bank plc	9/16/15	(31,448)
USD	3,569,671	SEK	29,257,737	JPMorgan Chase Bank N.A.	9/16/15	34,747
USD	1,482,285	SGD	2,007,809	Barclays Bank plc	9/16/15	(6,850)
THB	70,672,611	USD	2,083,509	Westpac Group	9/16/15	3,769
THB	27,459,810	USD	810,000	Westpac Group	9/16/15	1,011
USD	2,912,053	THB	98,741,892	Westpac Group	9/16/15	(4,236)
USD	2,160,000	THB	73,148,400	Westpac Group	9/16/15	(399)
TRY	4,225,340	USD	1,500,378	Deutsche Bank	9/16/15	42,224
USD	1,650,000	TRY	4,584,525	Barclays Bank plc	9/16/15	(23,734)
TWD	103,444,900	USD	3,380,000	Westpac Group	9/16/15	(27,343)
USD	3,220,062	TWD	99,419,400	UBS AG	9/16/15	(2,129)
ZAR	36,025,638	USD	2,873,392	Barclays Bank plc	9/16/15	48,907
USD	5,354,393	ZAR	67,724,285	Deutsche Bank	9/16/15	(139,212)
						$1,079,920

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
11	Korean Treasury 10-Year Bonds	September 2015	$1,207,145	$9,815

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
144	U.S. Treasury 10-Year Notes	September 2015	$18,168,750	$139,176

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 24 Index	$10,494,000	Sell	5.00%	6/20/20	3.56%	$(40,110)	$665,396
CDX North America Investment Grade 24 Index	15,000,000	Sell	1.00	6/20/20	0.70	(54,883)	214,061
						$(94,993)	$879,457

* The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller’s performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CNY	-	Chinese Yuan
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
HUF	-	Hungarian Forint
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $118,972,451, which represented 11.8% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts, swap agreements and/or forward commitments. At the period end, the aggregate value of securities pledged was $1,477,582.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	Forward commitment. Settlement date is indicated.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $1,052,836,355)	$1,037,111,103
Cash	33,032
Foreign currency holdings, at value (cost of $790,022)	787,977
Foreign deposits with broker for futures contracts, at value (cost of $285,223)	278,213
Receivable for investments sold	30,715,111
Receivable for capital shares sold	307,696
Receivable for variation margin on futures contracts	4,500
Receivable for variation margin on swap agreements	67,972
Unrealized appreciation on forward foreign currency exchange contracts	4,739,731
Interest receivable	8,214,417
1,082,259,752

Liabilities
Payable for investments purchased	71,175,640
Payable for capital shares redeemed	932,384
Payable for variation margin on futures contracts	402
Unrealized depreciation on forward foreign currency exchange contracts	3,659,811
Accrued management fees	649,461
Distribution and service fees payable	1,060
76,418,758

Net Assets	$1,005,840,994

Net Assets Consist of:
Capital paid in	$1,032,575,112
Distributions in excess of net investment income	(11,926,536)
Accumulated net realized loss	(315,386)
Net unrealized depreciation	(14,492,196)
$1,005,840,994

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$219,605,934	22,619,413	$9.71
Institutional Class	$728,768,209	74,945,759	$9.72
A Class	$3,033,233	313,020	$9.69*
C Class	$628,820	65,255	$9.64
R Class	$24,780	2,563	$9.67
R6 Class	$53,780,018	5,530,266	$9.72
*Maximum offering price $10.15 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Interest	$5,027,584

Expenses:
Management fees	2,389,594
Distribution and service fees:
A Class	13,461
C Class	16,377
R Class	7,412
Trustees' fees and expenses	8,890
Other expenses	1,133
2,436,867

Net investment income (loss)	2,590,717

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,306,610
Futures contract transactions	205,757
Swap agreement transactions	(17,582)
Foreign currency transactions	(15,601,450)
(13,106,665)

Change in net unrealized appreciation (depreciation) on:
Investments	(16,142,798)
Futures contracts	131,228
Swap agreements	(94,993)
Translation of assets and liabilities in foreign currencies	1,333,081
(14,773,482)

Net realized and unrealized gain (loss)	(27,880,147)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(25,289,430)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$2,590,717	$457,150
Net realized gain (loss)	(13,106,665)	(369,761)
Change in net unrealized appreciation (depreciation)	(14,773,482)	1,154,958
Net increase (decrease) in net assets resulting from operations	(25,289,430)	1,242,347

Distributions to Shareholders
From net investment income:
Investor Class	(484,254)	(402,018)
Institutional Class	(373,932)	(332,588)
A Class	(252,933)	(269,093)
C Class	(66,657)	(96,479)
R Class	(76,334)	(104,769)
R6 Class	(1,216)	(1,078)
From net realized gains:
Investor Class	—	(37,587)
Institutional Class	—	(29,658)
A Class	—	(26,435)
C Class	—	(10,558)
R Class	—	(10,476)
R6 Class	—	(95)
Decrease in net assets from distributions	(1,255,326)	(1,320,834)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,000,608,600	2,271,444

Net increase (decrease) in net assets	974,063,844	2,192,957

Net Assets
Beginning of period	31,777,150	29,584,193
End of period	$1,005,840,994	$31,777,150

Distributions in excess of net investment income	$(11,926,536)	$(350,861)

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Global Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term total return.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 97% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.95% for the Investor Class, A Class, C Class and R Class, 0.75% for the Institutional Class and 0.70% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended June 30, 2015 totaled $1,349,250,173, of which $463,813,666 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended June 30, 2015 totaled $363,056,498, of which $234,110,910 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended June 30, 2015		Year ended June 30, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	22,519,611	$224,687,713	122,195	$1,193,644
Issued in reinvestment of distributions	49,450	482,635	46,035	436,956
Redeemed	(1,027,404)	(10,234,647)	(51,395)	(501,760)
	21,541,657	214,935,701	116,835	1,128,840
Institutional Class
Sold	76,618,522	764,553,101	—	—
Issued in reinvestment of distributions	38,274	373,932	38,163	362,246
Redeemed	(2,524,464)	(25,164,854)	—	—
	74,132,332	739,762,179	38,163	362,246
A Class
Sold	370,055	3,654,518	35,254	339,771
Issued in reinvestment of distributions	25,659	250,177	31,111	295,287
Redeemed	(815,977)	(8,126,387)	(8,253)	(79,705)
	(420,263)	(4,221,692)	58,112	555,353
C Class
Sold	85,357	838,772	980	9,600
Issued in reinvestment of distributions	6,844	66,657	11,277	107,037
Redeemed	(315,937)	(3,133,594)	(3,367)	(33,047)
	(223,736)	(2,228,165)	8,890	83,590
R Class
Issued in reinvestment of distributions	7,829	76,334	12,141	115,242
Redeemed	(292,535)	(2,909,474)	—	—
	(284,706)	(2,833,140)	12,141	115,242
R6 Class
Sold	5,646,706	56,374,266	2,493	25,000
Issued in reinvestment of distributions	124	1,216	123	1,173
Redeemed	(119,180)	(1,181,765)	—	—
	5,527,650	55,193,717	2,616	26,173
Net increase (decrease)	100,272,934	$1,000,608,600	236,757	$2,271,444

(1) July 26, 2013 (commencement of sale) through June 30, 2014 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$372,627,484	—
Corporate Bonds	—	279,372,251	—
U.S. Treasury Securities	—	118,694,528	—
U.S. Government Agency Mortgage-Backed Securities	—	113,031,201	—
Collateralized Mortgage Obligations	—	55,171,662	—
Commercial Mortgage-Backed Securities	—	44,920,386	—
Asset-Backed Securities	—	14,179,964	—
Municipal Securities	—	3,740,635	—
Temporary Cash Investments	$5,867,616	29,505,376	—
	$5,867,616	$1,031,243,487	—
Other Financial Instruments
Futures Contracts	$139,176	$9,815	—
Forward Foreign Currency Exchange Contracts	—	4,739,731	—
	$139,176	$4,749,546	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$(94,993)	—
Forward Foreign Currency Exchange Contracts	—	(3,659,811)	—
	—	$(3,754,804)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $7,806,444.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $229,221,001.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 68 contracts.

Value of Derivative Instruments as of June 30, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$67,972	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	4,739,731	Unrealized depreciation on forward foreign currency exchange contracts	$3,659,811
Interest Rate Risk	Receivable for variation margin on futures contracts*	4,500	Payable for variation margin on futures contracts*	402
		$4,812,203		$3,660,213

*	Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(17,582)	Change in net unrealized appreciation (depreciation) on swap agreements	$(94,993)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(15,865,374)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	1,234,688
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	205,757	Change in net unrealized appreciation (depreciation) on futures contracts	131,228
		$(15,677,199)		$1,270,923

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$1,255,326	$1,282,068
Long-term capital gains	—	$38,766

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to foreign currency gains and losses, were made to distributions in excess of net investment income $(12,911,066), and accumulated net realized loss $12,911,066.

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,053,089,096
Gross tax appreciation of investments	$4,848,953
Gross tax depreciation of investments	(20,826,946)
Net tax appreciation (depreciation) of investments	(15,977,993)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(45,212)
Net tax appreciation (depreciation)	$(16,023,205)
Other book-to-tax adjustments	$(2,720,388)
Undistributed ordinary income	$557,059
Late-year ordinary loss deferral	$(8,547,584)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$9.93	0.08	0.14(8)	0.22	(0.44)	—	(0.44)	$9.71	2.18%	0.95%	0.73%	114%	$219,606
2014	$9.98	0.16	0.25	0.41	(0.42)	(0.04)	(0.46)	$9.93	4.25%	0.96%	1.64%	71%	$10,704
2013	$10.19	0.13	0.01	0.14	(0.34)	(0.01)	(0.35)	$9.98	1.34%	0.96%	1.31%	68%	$9,590
2012(3)	$10.00	0.06	0.13	0.19	—	—	—	$10.19	1.90%	0.96%(4)	1.44%(4)	29%	$8,514
Institutional Class
2015	$9.95	0.09	0.14(8)	0.23	(0.46)	—	(0.46)	$9.72	2.28%	0.75%	0.93%	114%	$728,768
2014	$9.99	0.18	0.25	0.43	(0.43)	(0.04)	(0.47)	$9.95	4.50%	0.76%	1.84%	71%	$8,091
2013	$10.20	0.15	0.01	0.16	(0.36)	(0.01)	(0.37)	$9.99	1.53%	0.76%	1.51%	68%	$7,745
2012(3)	$10.00	0.07	0.13	0.20	—	—	—	$10.20	2.00%	0.76%(4)	1.64%(4)	29%	$7,627
A Class
2015	$9.91	0.13	0.06(8)	0.19	(0.41)	—	(0.41)	$9.69	1.93%	1.20%	0.48%	114%	$3,033
2014	$9.97	0.14	0.24	0.38	(0.40)	(0.04)	(0.44)	$9.91	3.97%	1.21%	1.39%	71%	$7,268
2013	$10.18	0.11	—(5)	0.11	(0.31)	(0.01)	(0.32)	$9.97	1.11%	1.21%	1.06%	68%	$6,729
2012(3)	$10.00	0.05	0.13	0.18	—	—	—	$10.18	1.80%	1.21%(4)	1.19%(4)	29%	$6,563

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$9.85	0.07	0.06(8)	0.13	(0.34)	—	(0.34)	$9.64	1.26%	1.95%	(0.27)%	114%	$629
2014	$9.93	0.06	0.25	0.31	(0.35)	(0.04)	(0.39)	$9.85	3.21%	1.96%	0.64%	71%	$2,847
2013	$10.15	0.03	—(5)	0.03	(0.24)	(0.01)	(0.25)	$9.93	0.32%	1.96%	0.31%	68%	$2,781
2012(3)	$10.00	0.02	0.13	0.15	—	—	—	$10.15	1.50%	1.96%(4)	0.44%(4)	29%	$2,710
R Class
2015	$9.89	0.12	0.05(8)	0.17	(0.39)	—	(0.39)	$9.67	1.67%	1.45%	0.23%	114%	$25
2014	$9.95	0.11	0.25	0.36	(0.38)	(0.04)	(0.42)	$9.89	3.78%	1.46%	1.14%	71%	$2,841
2013	$10.17	0.08	—(5)	0.08	(0.29)	(0.01)	(0.30)	$9.95	0.78%	1.46%	0.81%	68%	$2,739
2012(3)	$10.00	0.04	0.13	0.17	—	—	—	$10.17	1.70%	1.46%(4)	0.94%(4)	29%	$2,716
R6 Class
2015	$9.95	0.09	0.14(8)	0.23	(0.46)	—	(0.46)	$9.72	2.34%	0.70%	0.98%	114%	$53,780
2014(6)	$10.03	0.17	0.22	0.39	(0.43)	(0.04)	(0.47)	$9.95	4.12%	0.71%(4)	1.91%(4)	71%(7)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	January 31, 2012 (fund inception) through June 30, 2012.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

(6)	July 26, 2013 (commencement of sale) through June 30, 2014.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2014.

(8)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century International Bond Funds and Shareholders of the Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Bond Fund (one of the three funds comprising the American Century International Bond Funds, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; trustee, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the nature and quality of services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $229,985 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2015.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86511 1508

ANNUAL REPORT	JUNE 30, 2015

International Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed, after crude oil prices plunged over 40% amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Greece, Russia/Ukraine, China, and the Middle East.

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 19.74%, 7.42%, and 1.86%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -4.22%, -5.12%, and -13.19%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEGBX	-12.85%	0.50%	1.91%	4.74%	1/7/92
Barclays Global Aggregate Bond Index ex-USD (Unhedged)(1)	—	-13.19%	1.08%	2.82%	5.00%(2)	—
Barclays Global Treasury ex-U.S. Bond Index	—	-12.94%	0.48%	2.72%	5.02%(2)	—
Institutional Class	AIDIX	-12.67%	0.70%	2.12%	2.74%	8/2/04
A Class(3)	AIBDX					10/27/98
No sales charge*		-13.06%	0.25%	1.64%	2.97%
With sales charge*		-16.97%	-0.67%	1.17%	2.68%
C Class	AIQCX	-13.67%	-0.50%	—	-0.07%	9/28/07
R Class	AIBRX	-13.28%	0.00%	—	0.42%	9/28/07
R6 Class	AIDDX	-12.63%	—	—	-3.99%	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)
Effective November 2014, the fund’s benchmark changed from the Barclays Global Treasury ex-U.S. Bond Index to the Barclays Global Aggregate Bond Index ex-USD (Unhedged). The fund’s investment advisor believes that the Barclays Global Aggregate Bond Index ex-USD (Unhedged) better represents the fund's portfolio composition given the increased investments in corporate bonds.

(2)	Since December 31, 1991, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2015
Investor Class — $12,087

Barclays Global Aggregate Bond Index ex-USD (Unhedged) — $13,213

Barclays Global Treasury ex-U.S. Bond Index — $13,083

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.80%	0.60%	1.05%	1.80%	1.30%	0.55%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester, Edward Boyle, Margé Karner, and Brian Howell

Performance Summary

International Bond returned -12.85%* for the fiscal year ended June 30, 2015, compared with the -12.94% return of its old benchmark, the Barclays Global Treasury ex-U.S. Bond Index, and the -13.19% return of its new benchmark, the Barclays Global Aggregate Bond Index ex-USD (Unhedged). Portfolio returns reflect operating expenses, while index returns do not.

The fund’s new benchmark took effect on November 1, 2014, as part of some changes to the fund’s investment policies. The changes included easing the fund’s credit-quality restrictions (which broadened the fund’s investment universe in terms of both countries and foreign currencies) and increasing its exposure to non-government securities.

Market Review

Non-U.S. bonds posted positive returns in local currencies but declined sharply in U.S. dollar terms during the one-year period. A meaningfully stronger U.S. dollar significantly reduced non-U.S. bond returns for U.S. investors. For the 12-month period, the dollar appreciated by 23% against the euro, 22% versus the Australian dollar, 21% against the Japanese yen, 17% versus the Canadian dollar, and 9% against the British pound.

The primary factor behind the stronger dollar was a divergence in economic conditions and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained among the strongest in the developed world, leading the U.S. Federal Reserve (the Fed) to end its quantitative easing program in late 2014 and signal its intention to raise short-term interest rates in 2015. In contrast, Europe faced slowing growth and the threat of deflation, Japan slipped into recession, and many emerging economies experienced a continued deceleration in growth. As a result, central banks around the world responded with aggressive stimulus actions, including quantitative easing efforts from the Bank of Japan and the European Central Bank.

This divergence also drove global bond performance and yield movements during the one-year period. European bond markets delivered the best returns as their yields fell the most, led by the U.K. and peripheral markets such as Italy and Spain. Yields tumbled in most Asia/Pacific bond markets as well, with the exception of Japan, where yield movements were more muted.

Currency Positioning Aided Performance

The fund’s outperformance of its benchmark during the one-year period was driven in part by currency positioning. In particular, an overweight position in the U.S. dollar throughout the reporting period added value as the dollar appreciated substantially against most foreign currencies. Underweight positions in the euro and Japanese yen also contributed favorably to relative performance.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Sector and Country Allocation Also Added Value

For most of the period, the fund held an overweight position in non-government bonds, and these securities generally outperformed, aiding overall performance.

The fund’s new benchmark has a non-government bond component comprising approximately 20% of the index, whereas the old benchmark had no non-government securities. Consequently, we increased the fund’s exposure to non-government bonds during the period, from less than 10% to more than 20% of the portfolio. As of the end of the period, the bulk of the fund’s non-government holdings were lower-rated corporate bonds issued by European financial companies, which we believe offer attractive yields and relative values. The fund also held small positions in supranational bonds and U.S. high-yield corporate bonds.

Country allocation within the portfolio was mixed but slightly positive overall. Following the changes in the fund’s investment policies, we established positions in peripheral European bond markets such as Italy and Spain, which together comprised approximately 14% of the portfolio at the end of the period. These holdings contributed positively to performance. An overweight position in Norwegian bonds also added value during the period. However, an underweight position in the U.K. detracted from performance as the U.K. was one of the best-performing bond markets on a global basis.

Shorter Duration Detracted

The fund’s duration (a measure of interest-rate sensitivity) was shorter than that of the benchmark throughout the reporting period. This positioning detracted from relative results as the shorter duration limited the positive impact of declining bond yields on fund performance. By the end of the reporting period, however, we had shifted back to a relatively neutral duration compared with the benchmark.

Positioning for the Future

We expect global economic conditions to improve during the second half of the year. The U.S. is likely to remain one of the stronger economies in the world, but growth also appears to be firming in Europe and selected countries in the Asia/Pacific region thanks to accommodative central bank policies. This environment will most likely result in a short-term interest rate increase by the Fed before year-end.

In recent months, we have been reducing the fund’s overall risk profile and sharpening its focus on areas such as U.S. high-yield bonds, European financial securities, and peripheral European bond markets. In addition, the fund remains overweight the U.S. dollar given the likelihood of an impending Fed rate hike. We expect to see greater volatility in the fixed-income and currency markets in the coming months, and will seek to take advantage of opportunities resulting from these market fluctuations.

6

Fund Characteristics

JUNE 30, 2015
Portfolio at a Glance
Average Duration (effective)	7.0 years
Weighted Average Life	8.8 years

Bond Holdings by Country	% of net assets
Japan	23.4%
United Kingdom	10.3%
Italy(1)	7.6%
France(1)	7.2%
Spain(1)	5.9%
Germany(1)	5.6%
Canada	5.2%
Supranational	4.6%
United States	4.1%
Netherlands(1)	2.9%
Other Countries	15.8%
Cash and Equivalents(2)	7.4%
(1) These countries are members of the eurozone.
(2) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	69.7%
Corporate Bonds	22.9%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	4.4%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1)1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$942.00	$3.85	0.80%
Institutional Class	$1,000	$942.80	$2.89	0.60%
A Class	$1,000	$940.40	$5.05	1.05%
C Class	$1,000	$937.80	$8.65	1.80%
R Class	$1,000	$939.60	$6.25	1.30%
R6 Class	$1,000	$942.70	$2.65	0.55%
Hypothetical
Investor Class	$1,000	$1,020.83	$4.01	0.80%
Institutional Class	$1,000	$1,021.82	$3.01	0.60%
A Class	$1,000	$1,019.59	$5.26	1.05%
C Class	$1,000	$1,015.87	$9.00	1.80%
R Class	$1,000	$1,018.35	$6.51	1.30%
R6 Class	$1,000	$1,022.07	$2.76	0.55%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2015

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 69.7%
Australia — 2.3%
Australia Government Bond, 2.75%, 4/21/24	AUD	15,320,000	$11,661,818
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	10,650,000	8,676,977
			20,338,795
Austria — 1.3%
Austria Government Bond, 4.35%, 3/15/19(1)	EUR	4,740,000	6,123,457
Austria Government Bond, 3.40%, 11/22/22(1)	EUR	2,525,000	3,361,393
Austria Government Bond, 4.15%, 3/15/37(1)	EUR	1,485,000	2,396,146
			11,880,996
Belgium — 2.1%
Belgium Government Bond, 4.00%, 3/28/18(1)	EUR	7,655,000	9,495,316
Belgium Government Bond, 2.25%, 6/22/23	EUR	4,585,000	5,647,822
Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	2,115,000	3,418,453
			18,561,591
Canada — 4.8%
Canadian Government Bond, 1.50%, 3/1/17	CAD	10,560,000	8,601,539
Canadian Government Bond, 4.00%, 6/1/41	CAD	6,085,000	6,465,446
Province of British Columbia, 3.25%, 12/18/21	CAD	6,970,000	6,097,781
Province of British Columbia, 2.85%, 6/18/25	CAD	4,680,000	3,906,083
Province of Ontario Canada, 4.40%, 6/2/19	CAD	11,115,000	9,989,533
Province of Ontario Canada, 4.65%, 6/2/41	CAD	3,170,000	3,176,230
Province of Quebec Canada, 3.00%, 9/1/23	CAD	4,100,000	3,474,141
Province of Quebec Canada, 5.00%, 12/1/41	CAD	800,000	838,606
			42,549,359
Czech — 0.4%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	59,900,000	3,117,465
Denmark — 0.4%
Denmark Government Bond, 7.00%, 11/10/24	DKK	8,270,000	1,928,013
Denmark Government Bond, 4.50%, 11/15/39	DKK	5,100,000	1,206,067
			3,134,080
Finland — 0.3%
Finland Government Bond, 4.00%, 7/4/25(1)	EUR	1,960,000	2,803,222
France — 5.1%
France Government Bond OAT, 3.25%, 10/25/21	EUR	17,205,000	22,399,145
France Government Bond OAT, 1.75%, 11/25/24	EUR	13,370,000	15,778,406
France Government Bond OAT, 3.25%, 5/25/45	EUR	5,390,000	7,412,875
			45,590,426
Germany — 3.3%
Bundesrepublik Deutschland, 3.00%, 7/4/20	EUR	13,500,000	17,218,270
Bundesrepublik Deutschland, 1.75%, 2/15/24	EUR	5,300,000	6,474,653
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	4,085,000	5,575,943
			29,268,866
Ireland — 0.5%
Ireland Government Bond, 5.90%, 10/18/19	EUR	1,410,000	1,929,382
Ireland Government Bond, 3.40%, 3/18/24	EUR	1,620,000	2,087,552
			4,016,934

10

		Principal Amount	Value
Italy — 6.5%
Italy Buoni Poliennali Del Tesoro, 3.50%, 11/1/17	EUR	14,520,000	$17,303,304
Italy Buoni Poliennali Del Tesoro, 1.50%, 8/1/19	EUR	15,775,000	17,958,099
Italy Buoni Poliennali Del Tesoro, 2.50%, 12/1/24	EUR	13,655,000	15,512,937
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	4,650,000	6,519,806
			57,294,146
Japan — 23.4%
Japan Government Five Year Bond, 0.30%, 9/20/18	JPY	7,381,800,000	60,863,754
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	6,483,400,000	55,771,628
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	2,504,650,000	24,869,076
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	2,046,150,000	18,973,653
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	4,929,850,000	47,175,472
			207,653,583
Malaysia — 0.3%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	11,300,000	2,970,413
Mexico — 0.7%
Mexican Bonos, 6.50%, 6/9/22	MXN	93,500,000	6,164,743
Netherlands — 0.8%
Netherlands Government Bond, 2.25%, 7/15/22(1)	EUR	3,260,000	4,053,508
Netherlands Government Bond, 3.75%, 1/15/42(1)	EUR	1,725,000	2,816,898
			6,870,406
New Zealand — 0.6%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	6,860,000	4,985,243
Norway — 0.6%
Norway Government Bond, 4.25%, 5/19/17(1)	NOK	24,590,000	3,340,584
Norway Government Bond, 3.75%, 5/25/21(1)	NOK	15,080,000	2,180,938
			5,521,522
Poland — 0.2%
Poland Government Bond, 4.00%, 10/25/23	PLN	7,730,000	2,171,244
Singapore — 0.9%
Singapore Government Bond, 2.375%, 4/1/17	SGD	6,150,000	4,684,104
Singapore Government Bond, 3.125%, 9/1/22	SGD	4,220,000	3,277,142
			7,961,246
South Africa — 0.4%
South Africa Government Bond, 7.75%, 2/28/23	ZAR	45,736,000	3,672,117
Spain — 5.7%
Spain Government Bond, 5.50%, 7/30/17(1)	EUR	10,030,000	12,355,713
Spain Government Bond, 4.30%, 10/31/19(1)	EUR	11,260,000	14,288,573
Spain Government Bond, 4.40%, 10/31/23(1)	EUR	7,920,000	10,388,491
Spain Government Bond, 1.60%, 4/30/25(1)	EUR	8,840,000	9,281,532
Spain Government Bond, 5.15%, 10/31/44(1)	EUR	2,560,000	3,825,339
			50,139,648
Sweden — 0.9%
Sweden Government Bond, 4.25%, 3/12/19	SEK	28,800,000	4,017,067
Sweden Government Bond, 3.50%, 6/1/22	SEK	25,100,000	3,615,186
			7,632,253
Switzerland — 0.9%
Switzerland Government Bond, 2.00%, 4/28/21	CHF	4,050,000	4,944,511
Switzerland Government Bond, 2.50%, 3/8/36	CHF	2,265,000	3,359,192
			8,303,703

11

		Principal Amount	Value
Thailand — 0.3%
Thailand Government Bond, 3.85%, 12/12/25	THB	90,200,000	$2,883,181
United Kingdom — 7.0%
United Kingdom Gilt, 4.00%, 9/7/16	GBP	3,065,000	5,013,935
United Kingdom Gilt, 4.50%, 3/7/19	GBP	6,245,000	11,014,523
United Kingdom Gilt, 5.00%, 3/7/25	GBP	5,700,000	11,297,517
United Kingdom Gilt, 4.25%, 3/7/36	GBP	7,575,000	15,023,149
United Kingdom Gilt, 4.50%, 12/7/42	GBP	3,660,000	7,808,653
United Kingdom Gilt, 4.25%, 12/7/55	GBP	5,335,000	11,881,450
			62,039,227
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $676,051,330)			617,524,409
CORPORATE BONDS — 22.9%
Canada — 0.4%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)		$650,000	641,875
Total Capital Canada Ltd., MTN, 2.125%, 9/18/29	EUR	1,500,000	1,673,390
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)		$1,360,000	1,428,850
			3,744,115
France — 2.1%
AXA SA, 7.125%, 12/15/20	GBP	2,000,000	3,704,966
BNP Paribas SA, MTN, 2.375%, 2/17/25	EUR	2,900,000	3,047,678
BPCE SA, 4.625%, 7/18/23	EUR	2,000,000	2,526,493
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	2,000,000	2,179,971
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	1,500,000	2,936,425
GDF Suez, VRN, 4.75%, 7/10/21	EUR	1,700,000	2,061,350
Orange SA, MTN, VRN, 4.00%, 10/1/21	EUR	1,760,000	1,999,358
			18,456,241
Germany — 2.3%
Allianz SE, MTN, VRN, 4.75%, 10/24/23	EUR	2,200,000	2,644,145
Commerzbank AG, MTN, 7.75%, 3/16/21	EUR	2,500,000	3,340,822
Deutsche Bank AG, MTN, 2.75%, 2/17/25	EUR	2,874,000	3,018,221
KFW, 3.875%, 1/21/19	EUR	2,890,000	3,660,680
KFW, MTN, 4.625%, 1/4/23	EUR	3,340,000	4,826,603
RWE AG, VRN, 7.00%, 3/20/19	GBP	2,000,000	3,289,348
			20,779,819
Ireland — 0.8%
Aquarius and Investments plc for Zurich Insurance Co. Ltd., MTN, VRN, 4.25%, 10/2/23	EUR	1,200,000	1,475,284
GE Capital European Funding, MTN, 5.375%, 1/23/20	EUR	3,960,000	5,315,460
			6,790,744
Italy — 1.1%
Assicurazioni Generali SpA, MTN, 4.125%, 5/4/26	EUR	2,000,000	2,334,763
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	2,000,000	2,650,868
Telecom Italia SpA, MTN, 5.875%, 5/19/23	GBP	1,350,000	2,238,287
Terna Rete Elettrica Nazionale SpA, MTN, 2.875%, 2/16/18	EUR	1,940,000	2,284,322
			9,508,240
Luxembourg — 1.6%
European Financial Stability Facility, MTN, 1.875%, 5/23/23	EUR	5,190,000	6,282,598
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	3,260,000	4,011,896
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	1,830,000	2,285,383

12

		Principal Amount	Value
Glencore Finance Europe SA, MTN, 1.625%, 1/18/22	EUR	1,760,000	$1,918,616
			14,498,493
Netherlands — 2.1%
ABN AMRO Bank NV, MTN, 7.125%, 7/6/22	EUR	1,500,000	2,136,801
Allianz Finance II BV, MTN, 4.75%, 7/22/19	EUR	2,600,000	3,381,859
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 4.375%, 6/7/21	EUR	4,000,000	5,301,951
ING Bank NV, MTN, VRN, 3.625%, 2/25/21	EUR	2,000,000	2,362,183
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)		$500,000	505,000
Shell International Finance BV, MTN, 1.625%, 1/20/27	EUR	1,580,000	1,702,692
Telefonica Europe BV, VRN, 5.875%, 3/31/24	EUR	1,500,000	1,776,487
Volkswagen International Finance NV, VRN, 3.75%, 3/24/21	EUR	1,760,000	2,025,306
			19,192,279
Spain — 0.2%
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	1,700,000	1,786,750
Supranational — 4.6%
Asian Development Bank, MTN, 2.35%, 6/21/27	JPY	830,000,000	8,238,336
European Investment Bank, 2.50%, 7/15/15	EUR	6,450,000	7,197,610
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	5,100,000	6,699,534
European Investment Bank, MTN, 4.25%, 12/7/21	GBP	4,950,000	8,873,089
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	7,480,000	9,550,761
			40,559,330
Switzerland — 0.3%
Credit Suisse AG, VRN, 5.75%, 9/18/20	EUR	2,000,000	2,483,853
United Kingdom — 3.3%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	1,940,000	3,545,414
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	1,250,000	1,730,066
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	2,640,000	4,604,382
HSBC Bank plc, MTN, 6.50%, 7/7/23	GBP	2,000,000	3,695,095
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	1,500,000	2,987,261
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	2,000,000	2,714,764
Royal Bank of Scotland Group plc, MTN, VRN, 3.625%, 3/25/19	EUR	1,500,000	1,704,622
SSE plc, VRN, 2.375%, 4/1/21	EUR	2,200,000	2,336,664
Standard Chartered plc, MTN, 3.625%, 11/23/22	EUR	2,000,000	2,327,169
Tesco Corporate Treasury Services plc, MTN, 2.50%, 7/1/24	EUR	1,940,000	2,039,864
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)		$1,360,000	1,317,500
			29,002,801
United States — 4.1%
AES Corp. (The), 4.875%, 5/15/23		940,000	888,300
Ally Financial, Inc., 2.75%, 1/30/17		1,360,000	1,357,280
Ashland, Inc., 4.75%, 8/15/22		1,360,000	1,339,600
AT&T, Inc., 3.375%, 3/15/34	EUR	1,000,000	1,117,488
Ball Corp., 4.00%, 11/15/23		$940,000	876,550
Calpine Corp., 5.875%, 1/15/24(1)		940,000	998,750
Calpine Corp., 5.75%, 1/15/25		940,000	917,675
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22		940,000	928,250
Chesapeake Energy Corp., 4.875%, 4/15/22		940,000	822,500
CIT Group, Inc., 5.00%, 8/15/22		1,360,000	1,349,800

13

		Principal Amount/Shares	Value
Constellation Brands, Inc., 3.875%, 11/15/19		$1,360,000	$1,383,800
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		1,360,000	1,291,157
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24		1,360,000	1,339,600
Denali Borrower LLC / Denali Finance Corp., 5.625%, 10/15/20(1)		450,000	474,187
General Motors Co., 5.00%, 4/1/35		1,360,000	1,339,463
General Motors Financial Co., Inc., 3.25%, 5/15/18		1,360,000	1,392,873
HCA, Inc., 3.75%, 3/15/19		1,410,000	1,424,100
International Lease Finance Corp., 6.25%, 5/15/19		1,360,000	1,473,900
Kraft Heinz Food Co., 4.875%, 2/15/25(1)		564,000	615,465
Lennar Corp., 4.50%, 6/15/19		950,000	973,750
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 12/1/24		1,360,000	1,336,200
Newfield Exploration Co., 5.75%, 1/30/22		1,360,000	1,394,000
Sprint Communications, 9.00%, 11/15/18(1)		940,000	1,063,854
Steel Dynamics, Inc., 6.125%, 8/15/19		1,360,000	1,438,200
Tenet Healthcare Corp., 4.375%, 10/1/21		400,000	393,000
Tenneco, Inc., 6.875%, 12/15/20		940,000	987,000
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(1)		1,360,000	1,417,800
United Rentals North America, Inc., 4.625%, 7/15/23		1,360,000	1,338,716
Universal Health Services, Inc., 4.75%, 8/1/22(1)		940,000	969,962
Wells Fargo & Co., MTN, 2.25%, 9/3/20	EUR	1,800,000	2,134,220
ZF North America Capital, Inc., 4.00%, 4/29/20(1)		$1,360,000	1,363,400
			36,140,840
TOTAL CORPORATE BONDS (Cost $215,414,427)			202,943,505
TEMPORARY CASH INVESTMENTS — 3.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $4,365,088), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $4,277,994)			4,277,982
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.125%, 6/30/22, valued at $17,460,231), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $17,114,005)			17,114,000
SSgA U.S. Government Money Market Fund, Class N		4,254,696	4,254,696
U.S. Treasury Bills, 0.08%, 11/12/15(2)(3)		$1,200,000	1,199,855
TOTAL TEMPORARY CASH INVESTMENTS (Cost $26,846,316)			26,846,533
TOTAL INVESTMENT SECURITIES — 95.6% (Cost $918,312,073)			847,314,447
OTHER ASSETS AND LIABILITIES — 4.4%			39,021,613
TOTAL NET ASSETS — 100.0%			$886,336,060

14

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,153,987	USD	881,013	Barclays Bank plc	9/16/15	$5,689
BRL	138,450	USD	43,239	UBS AG	9/16/15	96
CAD	3,285,815	USD	2,650,000	Barclays Bank plc	9/16/15	(21,903)
USD	97,534	CAD	120,452	Barclays Bank plc	9/16/15	1,192
CHF	4,424,680	USD	4,770,771	UBS AG	9/16/15	(24,268)
CLP	2,936,994,780	USD	4,608,858	UBS AG	9/16/15	(46,921)
USD	2,450,000	CLP	1,574,125,000	UBS AG	9/16/15	4,964
CNY	13,037,555	USD	2,119,755	UBS AG	9/16/15	4,032
CZK	27,876,445	USD	1,150,000	Barclays Bank plc	9/16/15	(9,153)
USD	2,913,006	CZK	70,614,576	Deutsche Bank	9/16/15	23,096
DKK	7,931,086	USD	1,202,952	Barclays Bank plc	9/16/15	(15,149)
EUR	5,250,000	USD	5,867,400	Barclays Bank plc	9/16/15	(8,228)
EUR	3,700,000	USD	4,135,120	Barclays Bank plc	9/16/15	(5,799)
EUR	4,720,199	USD	5,303,568	JPMorgan Chase Bank N.A.	9/16/15	(35,671)
USD	13,349,334	EUR	11,781,936	Barclays Bank plc	9/16/15	200,306
USD	1,404,488	EUR	1,250,000	JPMorgan Chase Bank N.A.	9/16/15	9,446
USD	3,102,748	EUR	2,750,000	UBS AG	9/16/15	33,658
GBP	4,268,090	USD	6,562,048	Deutsche Bank	9/16/15	140,526
USD	850,903	GBP	535,239	JPMorgan Chase Bank N.A.	9/16/15	10,368
HKD	2,067,261	USD	266,611	Deutsche Bank	9/16/15	58
USD	21,474	HUF	5,957,365	Deutsche Bank	9/16/15	445
ILS	8,427,167	USD	2,205,866	Barclays Bank plc	9/16/15	27,877
JPY	2,741,228,346	USD	22,064,452	Deutsche Bank	9/16/15	355,898
USD	1,700,000	JPY	207,872,600	Westpac Group	9/16/15	(178)
KRW	23,817,163,502	USD	21,385,619	Westpac Group	9/16/15	(153,028)
KRW	785,848,000	USD	700,000	Westpac Group	9/16/15	570
USD	1,100,000	KRW	1,231,560,000	Westpac Group	9/16/15	2,085
MXN	40,045,362	USD	2,600,000	Barclays Bank plc	9/17/15	(65,880)
USD	2,820,682	MXN	44,176,337	Barclays Bank plc	9/17/15	25,149
MYR	6,293,198	USD	1,670,169	Westpac Group	9/17/15	(4,355)
USD	2,800,000	MYR	10,559,640	Westpac Group	9/17/15	4,855
USD	3,586,837	NOK	27,746,285	Deutsche Bank	9/16/15	54,197
USD	5,605,480	NZD	7,922,649	Barclays Bank plc	9/16/15	271,211
USD	1,126,620	NZD	1,650,000	Barclays Bank plc	9/16/15	15,685
USD	2,598,909	NZD	3,800,000	Barclays Bank plc	9/16/15	40,393
PLN	3,966,661	USD	1,069,205	Deutsche Bank	9/16/15	(16,379)
RUB	74,036,226	USD	1,317,371	UBS AG	9/16/15	(10,888)
SEK	20,444,500	USD	2,500,000	Barclays Bank plc	9/16/15	(29,893)
SEK	1,381,979	USD	168,612	JPMorgan Chase Bank N.A.	9/16/15	(1,641)
USD	750,000	SEK	6,215,044	Westpac Group	9/16/15	(902)
USD	5,339,830	SGD	7,232,992	Barclays Bank plc	9/16/15	(24,676)
THB	52,382,864	USD	1,544,853	Westpac Group	9/16/15	2,247
THB	100,705,680	USD	2,968,917	Westpac Group	9/16/15	5,371
USD	3,200,000	THB	108,368,000	Westpac Group	9/16/15	(591)
TRY	11,024,737	USD	3,914,779	Deutsche Bank	9/16/15	110,170
USD	1,500,000	TRY	4,167,750	Barclays Bank plc	9/16/15	(21,576)
TWD	96,405,750	USD	3,150,000	Westpac Group	9/16/15	(25,482)
USD	2,990,769	TWD	92,340,000	UBS AG	9/16/15	(1,977)
ZAR	32,000,971	USD	2,552,386	Barclays Bank plc	9/16/15	43,443
USD	2,626,063	ZAR	33,215,382	Deutsche Bank	9/16/15	(68,277)
						$800,212

15

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
10	Korean Treasury 10-Year Bonds	September 2015	$1,097,405	$9,037

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
106	U.S. Treasury 10-Year Notes	September 2015	$13,374,219	$(38,333)
136	U.S. Treasury 5-Year Notes	September 2015	16,219,063	(68,306)
14	U.S. Treasury Long Bonds	September 2015	2,111,812	50,278
			$31,705,094	$(56,361)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 24 Index	$8,415,000	Sell	5.00%	6/20/20	3.56%	$(32,577)	$533,456

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller’s performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

16

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CNY	-	Chinese Yuan
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
GBP	-	British Pound
HKD	-	Hong Kong Dollar
HUF	-	Hungarian Forint
ILS	-	Israeli Shekel
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $107,446,012, which represented 12.1% of total net assets.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $806,947.

(3)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $918,312,073)	$847,314,447
Foreign currency holdings, at value (cost of $18,284,467)	18,580,122
Foreign deposits with broker for futures contracts, at value (cost of $444,427)	433,361
Receivable for investments sold	22,763,092
Receivable for capital shares sold	122,087
Receivable for variation margin on futures contracts	9,501
Receivable for variation margin on swap agreements	42,566
Unrealized appreciation on forward foreign currency exchange contracts	1,393,027
Interest receivable	8,916,950
899,575,153

Liabilities
Payable for investments purchased	11,443,366
Payable for capital shares redeemed	670,615
Payable for variation margin on futures contracts	365
Unrealized depreciation on forward foreign currency exchange contracts	592,815
Accrued management fees	517,027
Distribution and service fees payable	14,905
13,239,093

Net Assets	$886,336,060

Net Assets Consist of:
Capital paid in	$986,338,382
Distributions in excess of net investment income	(46,262,508)
Undistributed net realized gain	16,411,232
Net unrealized depreciation	(70,151,046)
$886,336,060

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$494,676,170	40,048,048	$12.35
Institutional Class	$339,993,311	27,515,120	$12.36
A Class	$19,391,542	1,576,529	$12.30*
C Class	$1,579,792	129,322	$12.22
R Class	$178,782	14,535	$12.30
R6 Class	$30,516,463	2,470,481	$12.35
*Maximum offering price $12.88 (net asset value divided by 0.955).

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Interest	$18,871,009

Expenses:
Management fees	7,306,551
Distribution and service fees:
A Class	215,983
C Class	24,121
R Class	1,003
Trustees' fees and expenses	52,567
Other expenses	8,257
7,608,482

Net investment income (loss)	11,262,527

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(25,109,621)
Futures contract transactions	(405,370)
Swap agreement transactions	(38,149)
Foreign currency transactions	(1,447,795)
(27,000,935)

Change in net unrealized appreciation (depreciation) on:
Investments	(126,477,774)
Futures contracts	(448,239)
Swap agreements	(32,577)
Translation of assets and liabilities in foreign currencies	(1,274,276)
(128,232,866)

Net realized and unrealized gain (loss)	(155,233,801)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(143,971,274)

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$11,262,527	$14,630,394
Net realized gain (loss)	(27,000,935)	7,953,638
Change in net unrealized appreciation (depreciation)	(128,232,866)	62,762,221
Net increase (decrease) in net assets resulting from operations	(143,971,274)	85,346,253

Distributions to Shareholders
From net investment income:
Investor Class	(8,594,590)	(1,401,580)
Institutional Class	(6,999,495)	(1,769,742)
A Class	(1,147,782)	—
C Class	(15,739)	—
R Class	(2,212)	—
R6 Class	(263,072)	(13,259)
From net realized gains:
Investor Class	(3,986,298)	—
Institutional Class	(3,076,826)	—
A Class	(648,335)	—
C Class	(20,716)	—
R Class	(1,421)	—
R6 Class	(116,477)	—
Decrease in net assets from distributions	(24,872,963)	(3,184,581)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(76,281,317)	(46,781,589)

Net increase (decrease) in net assets	(245,125,554)	35,380,083

Net Assets
Beginning of period	1,131,461,614	1,096,081,531
End of period	$886,336,060	$1,131,461,614

Undistributed (distributions in excess of) net investment income	$(46,262,508)	$4,036,503

See Notes to Financial Statements.

20

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. International Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not

21

limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 53% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.4925% to 0.6100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the year ended June 30, 2015 was 0.80% for the Investor Class, A Class, C Class and R Class and 0.60% for the Institutional Class and 0.55% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2015 were $642,853,179 and $735,020,763, respectively.

23

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended June 30, 2015		Year ended June 30, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	13,230,317	$171,102,730	5,743,649	$79,751,278
Issued in reinvestment of distributions	904,725	12,179,259	97,291	1,345,534
Redeemed	(15,471,042)	(200,938,611)	(12,992,502)	(181,244,312)
	(1,336,000)	(17,656,622)	(7,151,562)	(100,147,500)
Institutional Class
Sold	11,382,543	148,212,279	14,760,327	206,281,486
Issued in reinvestment of distributions	720,123	9,683,159	126,210	1,744,224
Redeemed	(13,829,014)	(177,477,602)	(11,321,879)	(160,430,998)
	(1,726,348)	(19,582,164)	3,564,658	47,594,712
A Class
Sold	1,487,574	19,464,326	1,211,172	16,789,934
Issued in reinvestment of distributions	133,438	1,788,449	—	—
Redeemed	(6,698,969)	(84,649,731)	(1,185,289)	(16,482,826)
	(5,077,957)	(63,396,956)	25,883	307,108
C Class
Sold	5,736	74,141	10,832	151,016
Issued in reinvestment of distributions	2,314	30,676	—	—
Redeemed	(112,439)	(1,465,840)	(152,638)	(2,125,172)
	(104,389)	(1,361,023)	(141,806)	(1,974,156)
R Class
Sold	1,854	24,953	1,991	27,763
Issued in reinvestment of distributions	271	3,633	—	—
Redeemed	(3,560)	(47,332)	(851)	(11,925)
	(1,435)	(18,746)	1,140	15,838
R6 Class
Sold	2,806,246	36,543,008	598,583	8,455,028
Issued in reinvestment of distributions	28,238	379,549	960	13,259
Redeemed	(889,012)	(11,188,363)	(74,534)	(1,045,878)
	1,945,472	25,734,194	525,009	7,422,409
Net increase (decrease)	(6,300,657)	$(76,281,317)	(3,176,678)	$(46,781,589)

(1) July 26, 2013 (commencement of sale) through June 30, 2014 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

24

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$617,524,409	—
Corporate Bonds	—	202,943,505	—
Temporary Cash Investments	$4,254,696	22,591,837	—
	$4,254,696	$843,059,751	—
Other Financial Instruments
Futures Contracts	$50,278	$9,037	—
Forward Foreign Currency Exchange Contracts	—	1,393,027	—
	$50,278	$1,402,064	—

Liabilities
Other Financial Instruments
Futures Contracts	$(106,639)	—	—
Swap Agreements	—	$(32,577)
Forward Foreign Currency Exchange Contracts	—	(592,815)	—
	$(106,639)	$(625,392)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $8,457,500.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and

25

change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $522,340,724.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 391 contracts.

Value of Derivative Instruments as of June 30, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$42,566	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	1,393,027	Unrealized depreciation on forward foreign currency exchange contracts	$592,815
Interest Rate Risk	Receivable for variation margin on futures contracts*	9,501	Payable for variation margin on futures contracts*	365
		$1,445,094		$593,180

*	Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(38,149)	Change in net unrealized appreciation (depreciation) on swap agreements	$(32,577)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	1,582,964	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,325,119)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(405,370)	Change in net unrealized appreciation (depreciation) on futures contracts	(448,239)
		$1,139,445		$(1,805,935)

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8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$17,022,890	$3,184,581
Long-term capital gains	$7,850,073	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to foreign currency gains and losses, were made to distributions in excess of net investment income $(44,538,648) and undistributed net realized gain $44,538,648.

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$919,369,346
Gross tax appreciation of investments	$9,351,304
Gross tax depreciation of investments	(81,406,203)
Net tax appreciation (depreciation) of investments	(72,054,899)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	38,738
Net tax appreciation (depreciation)	$(72,016,161)
Other book-to-tax adjustments	$(2,792,120)
Undistributed ordinary income	—
Accumulated long-term gains	$17,056,869
Late-year ordinary loss deferral	$(42,250,910)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$14.50	0.14	(1.98)	(1.84)	(0.21)	(0.10)	(0.31)	$12.35	(12.85)%	0.80%	1.05%	67%	$494,676
2014	$13.50	0.17	0.86	1.03	(0.03)	—	(0.03)	$14.50	7.66%	0.80%	1.24%	35%	$600,026
2013	$14.39	0.19	(0.82)	(0.63)	(0.26)	—	(0.26)	$13.50	(4.55)%	0.80%	1.35%	21%	$655,032
2012	$14.65	0.24	(0.18)	0.06	(0.32)	—	(0.32)	$14.39	0.36%	0.81%	1.68%	50%	$894,450
2011	$13.45	0.31	1.53	1.84	(0.56)	(0.08)	(0.64)	$14.65	14.07%	0.81%	2.19%	44%	$951,100
Institutional Class
2015	$14.51	0.16	(1.97)	(1.81)	(0.24)	(0.10)	(0.34)	$12.36	(12.67)%	0.60%	1.25%	67%	$339,993
2014	$13.50	0.20	0.87	1.07	(0.06)	—	(0.06)	$14.51	7.95%	0.60%	1.44%	35%	$424,158
2013	$14.39	0.22	(0.83)	(0.61)	(0.28)	—	(0.28)	$13.50	(4.36)%	0.60%	1.55%	21%	$346,695
2012	$14.66	0.27	(0.20)	0.07	(0.34)	—	(0.34)	$14.39	0.49%	0.61%	1.88%	50%	$349,782
2011	$13.46	0.34	1.53	1.87	(0.59)	(0.08)	(0.67)	$14.66	14.29%	0.61%	2.39%	44%	$285,697
A Class
2015	$14.44	0.10	(1.96)	(1.86)	(0.18)	(0.10)	(0.28)	$12.30	(13.06)%	1.05%	0.80%	67%	$19,392
2014	$13.44	0.14	0.86	1.00	—	—	—	$14.44	7.44%	1.05%	0.99%	35%	$96,081
2013	$14.33	0.16	(0.83)	(0.67)	(0.22)	—	(0.22)	$13.44	(4.81)%	1.05%	1.10%	21%	$89,103
2012	$14.60	0.21	(0.20)	0.01	(0.28)	—	(0.28)	$14.33	0.03%	1.06%	1.43%	50%	$96,335
2011	$13.40	0.27	1.54	1.81	(0.53)	(0.08)	(0.61)	$14.60	13.84%	1.06%	1.94%	44%	$106,044

28

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$14.34	0.01	(1.96)	(1.95)	(0.07)	(0.10)	(0.17)	$12.22	(13.67)%	1.80%	0.05%	67%	$1,580
2014	$13.45	0.03	0.86	0.89	—	—	—	$14.34	6.62%	1.80%	0.24%	35%	$3,352
2013	$14.34	0.05	(0.83)	(0.78)	(0.11)	—	(0.11)	$13.45	(5.51)%	1.80%	0.35%	21%	$5,051
2012	$14.61	0.10	(0.20)	(0.10)	(0.17)	—	(0.17)	$14.34	(0.73)%	1.81%	0.68%	50%	$7,692
2011	$13.41	0.17	1.53	1.70	(0.42)	(0.08)	(0.50)	$14.61	12.96%	1.81%	1.19%	44%	$6,603
R Class
2015	$14.44	0.07	(1.97)	(1.90)	(0.14)	(0.10)	(0.24)	$12.30	(13.28)%	1.30%	0.55%	67%	$179
2014	$13.47	0.10	0.87	0.97	—	—	—	$14.44	7.20%	1.30%	0.74%	35%	$231
2013	$14.36	0.12	(0.83)	(0.71)	(0.18)	—	(0.18)	$13.47	(5.03)%	1.30%	0.85%	21%	$200
2012	$14.63	0.17	(0.20)	(0.03)	(0.24)	—	(0.24)	$14.36	(0.22)%	1.31%	1.18%	50%	$246
2011	$13.43	0.24	1.53	1.77	(0.49)	(0.08)	(0.57)	$14.63	13.52%	1.31%	1.69%	44%	$208
R6 Class
2015	$14.50	0.16	(1.97)	(1.81)	(0.24)	(0.10)	(0.34)	$12.35	(12.63)%	0.55%	1.30%	67%	$30,516
2014(3)	$13.77	0.19	0.61	0.80	(0.07)	—	(0.07)	$14.50	5.81%	0.55%(4)	1.45%(4)	35%(5)	$7,614

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through June 30, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2014.
See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century International Bond Funds and Shareholders of the International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (one of the three funds comprising the American Century International Bond Funds, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

30

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; trustee, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

33

Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

34

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various

35

committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

36

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

37

Proxy Voting Results

A special meeting of shareholders was held on September 15, 2014, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:
To approve a change in the fund’s investment objective from seeking “high total return by investing in high-quality non-dollar-denominated government and corporate debt securities outside the US” to seeking “total return.”

For:	$743,366,733
Against:	$62,032,057
Abstain:	$10,063,770
Broker non-votes:	N/A
Proposal 2:
To approve re-classifying the fund’s investment objective from “fundamental” to “non-fundamental.”

For:	$580,128,497
Against:	$223,522,646
Abstain:	$118,411,417
Broker non-votes:	N/A

38

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $6,829,692 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2015.

The fund hereby designates $7,850,073, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2015.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86506 1508

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2014:    $62,147
FY 2015:    $97,228

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2014:    $ 71,500
FY 2015:    $310,094

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century International Bond Funds

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 27, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 27, 2015